Barings Participation Investors

Report for the Nine Months Ended September 30, 2025

Adviser
Barings LLC
300 S Tryon St., Suite 2500
Charlotte, NC 28202
Independent Registered Public Accounting Firm
KPMG LLP
New York, NY 10154
Counsel to the Trust
Ropes & Gray LLP
Boston, Massachusetts 02199
Custodian
State Street Bank and Trust Company
Boston, Massachusetts 02110

Transfer Agent & Registrar
SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS")
P.O. Box 219086
Kansas City, Missouri 64121-9086
1-800-647-7374
Internet Website
https://www.barings.com/mpv

Barings Participation Investors c/o Barings LLC 300 S Tryon St., Suite 2500 Charlotte, NC 28202 1-866-399-1516

Investment Objective and Policy
Barings Participation Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol “MPV”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.
The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities), marketable common stocks and special situations investments. The Trust's special situations investments generally consist of investments in corporate debt instruments and equity instruments of issuers that are stressed or distressed. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.
The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times per year. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.
Form N-PORT
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website at https://www.barings.com/mpv; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at https://www.barings.com/mpv; and (2) on the SEC’s website at http://www.sec.gov.
Legal Matters
The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.
The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Participation Investors
TO OUR SHAREHOLDERS
October 31, 2025
We are pleased to present the September 30, 2025, Quarterly Report of Barings Participation Investors (the “Trust”).

PORTFOLIO PERFORMANCE

The Board of Trustees declared a quarterly dividend of $0.37 per share, payable on November 14, 2025, to shareholders of record on November 3, 2025. The Trust earned $0.31 per share of net investment income, net of taxes, for the third quarter of 2025, compared to $0.32 per share in the previous quarter.

	September 30, 2025(1)(2)		June 30, 2025 (1)(2)	% Change
Quarterly Dividend per share	0.37(3)		0.37	—%
Net Investment Income(4)	$3,341,282		$3,396,865	(1.6)%
Net Assets	$167,852,007		$168,117,718	(0.2)%
Net Assets per share(5)	$15.63		$15.68	(0.3)%
Share Price	$20.15		$20.11	0.2%
Dividend Yield at Share Price	7.3%	7.4%	7.4%	(1.4)%
(Discount) / Premium	28.92%	28.25%	28.25%
(1) Past performance is no guarantee of future results
(2) Figures are unaudited
(3) Payable on November 14, 2025
(4) Figures are shown net of excise tax
(5) Based on shares outstanding at the end of the period of 10,739,090 and 10,722,277 as of 9/30/2025 and as of 6/30/2025, respectively.

•Quarterly total returns at September 30, 2025 and June 30, 2025 were 2.1% and 2.6%, respectively.
•Longer term, the Trust returned 9.3%, 10.2%, 11.1%, 9.3%, and 10.9% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends.
•The Trust’s average quarter-end discount for the 1, 3, 5 and 10-year periods was 20.1%, 2.4%, (3.4)% and 1.3%, respectively.
•U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index and the S&P UBS Leveraged Loan Index, returned 2.5% and 1.7% for the quarter, respectively.

PORTFOLIO BENEFITS

•We believe the Trust benefits from being part of the larger Barings North American Private Finance (“NAPF”) platform, which as of September 30, 2025, has over 30 years of experience and had commitments of over $28 billion to private credit.
•The NAPF platform has provided two primary benefits to the Trust: Direct deal origination and credit underwriting. NAPF has served as the Lead or Co-Lead on over 80% of its originated transactions and has a senior loan loss rate of 0.03% since inception. The benefit of being the Lead or Co-Lead lender is the ability to lead negotiations on terms and have influence over the credit agreement.
•The Trust has continued to benefit from NAPF’s strong origination relationships with private equity sponsors. Every private placement investment in the portfolio was directly originated by Barings via a sponsor (without a financial intermediary), where one hundred percent of the economics are passed through to investors.
•The Trust has consistently generated a stable dividend yield for investors, which to date has been paid exclusively from investment income and capital gains – no return of capital, all while employing a limited amount of leverage 0.13x.
•The Trust continues to invest in what we believe are high-quality companies in defensive sectors and remains well diversified with 28 different industries across 179 assets, where over 70% of those investments are first lien senior secured loans that we believe provide strong risk adjusted returns. The Trust continues to invest in senior subordinated debt when we believe the risk adjusted return is appropriate. Approximately 14% of the market value of the Trust was equity, generating ~$12.6 million ($1.17 per share) in unrealized appreciation as of September 30, 2025.
(Continued)

PORTFOLIO ACTIVITY

Consistent with the stated investment objective of the Trust, we continued to search for relative value across the capital structure of potential investments that provide current yield with an opportunity for capital gains. During the three months ended September 30, 2025, the Trust made 9 new investments totaling $7.6 million and 41 add-on investments in existing portfolio companies totaling approximately $7.2 million. During the three months ended September 30, 2025, the Trust had eight private investment loans repaid at par totaling $13.0 million and realized two equity investments that generated realized gains of $0.1 million.
PORTFOLIO LIQUIDITY

The Trust maintained a liquidity position comprised of a combination of its available cash balance of $5.5 million or 2.6% of total assets, contributing to a low leverage profile at 0.14x as of September 30, 2025. The available credit facility balance coupled with the current cash balance provides liquidity to support our current portfolio companies as well as invest in new portfolio companies. As always, the Trust continues to benefit from strong relationships with our carefully chosen financial sponsor partners. These relationships provide clear benefits to the portfolio companies including potential access to additional capital if needed and strategic thinking to compliment a company’s management team. High-quality and timely information about portfolio companies, which is only available in a private market setting, allows us to work constructively with financial sponsors and maximize the portfolio companies’ long-term health and value.

The Trust’s recently announced dividend of $0.37 remains consistent with the prior quarter. With more than 65% of the Trust in first lien floating rate loans, the Trust's net investment income has decreased slightly given falling interest rates. While recurring investment income remains stable, it may not be sufficient to fully fund the current dividend rate in the future. The level of recurring investment income expected to be generated by the Trust in 2025, combined with the availability of earnings carry forwards and other non-recurring income, is currently expected to be sufficient to maintain the current dividend rate over the next several quarters. We believe the strong credit quality and diverse portfolio construction positions the Trust to continue to maximize shareholder value in determining the quarterly dividend, the Board of Trustees seeks to ensure that the Trust will be able to pay sustainable dividends over the long term.

Thank you for your continued interest in and support of Barings Participation Investors.

Sincerely,
Christina Emery
President

Portfolio Composition as of 09/30/25*

Cash & Short-Term Investments 2.9%
Public Debt 0.4%
Public Equity —%
Public Bank Loans 3.4%
Private Debt 9.6%
Private / Restricted Equity 13.7%
Private Bank Loans 70.1%

Cash & Short-Term
Investments
3.4%
Equity
13.7%
Fixed Rate
12.5%
Floating Rate
70.5%

* Based on market value of total investments
Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Hypothetical growth of $10,000 Investment (unaudited)
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$26,136
$18,194
10/1/2015
9/30/2016
9/30/2017
9/30/2018
9/30/2019
9/30/2020
9/30/2021
9/30/2022
9/30/2023
9/30/2024
9/30/2025
Barings Participation Investors
Bloomberg Barclays U.S. Corporate High Yield Index

Average Annual Returns September 30, 2025	1 Year	5 Year	10 Year
Barings Participation Investors	30.33%	22.51%	12.64%
Bloomberg Barclays U.S. Corporate High Yield Index	7.41%	5.55%	6.17%
Data for Barings Participation Investors (the “Trust”) represents returns based on the change in the Trust’s market price assuming the reinvestment of all dividends and distributions. Past performance is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on distributions from the Trust or the sale of shares.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Barings Participation Investors
September 30, 2025
(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities - private placement investments at fair value	$169,180,147
(Cost - $ 159,488,727)
Corporate restricted securities - rule 144A securities at fair value	5,955,645
(Cost - $ 6,694,943)
Corporate public securities at fair value	6,955,485
(Cost - $ 7,060,882)

Total investments (Cost - $ 173,244,552)	182,091,277
Cash	5,484,890
Foreign currencies (Cost - $ 6,830)	6,206
Dividend and interest receivable	2,551,709
Receivable for investments sold	373,326
Other assets	432,014
Total assets	190,939,422

Liabilities:
Note payable	15,000,000
Credit facility (net of deferred financing fees of $144,556)	7,105,444
Investment advisory fee payable	377,667
Interest payable	103,365
Deferred tax liability	173,701
Payable for investments purchased	124,140
Accrued expenses	203,098
Total liabilities	23,087,415
Commitments and Contingencies (See Note 7)
Total net assets	$167,852,007
Net Assets:
Common shares, par value $0.01 per share	$107,391
Additional paid-in capital	145,509,271
Total distributable earnings	22,235,345
Total net assets	$167,852,007
Common shares issued and outstanding (14,787,750 authorized)	10,739,090
Net asset value per share	$15.63

See Notes to Consolidated Financial Statements 5

CONSOLIDATED STATEMENT OF OPERATIONS Barings Participation Investors
For the nine months ended September 30, 2025
(Unaudited)

Investment Income:
Interest	$13,042,094
Dividends	121,285
Other	186,721
Total investment income	13,350,100
Expenses:
Interest and other financing fees	1,285,678
Investment advisory fees	1,132,988
Professional fees	244,800
Trustees’ fees and expenses	347,219
Reports to shareholders	126,000
Custodian fees	18,000
Other	105,301
Total expenses	3,259,986
Investment income - net	10,090,114
Income tax, including excise tax expense	200
Net investment income after taxes	10,089,914
Net realized and unrealized loss on investments and foreign currency:
Net realized loss on investments before taxes	(786,017)
Income tax expense	(93,469)
Net realized loss on investments after taxes	(879,486)
Net increase in unrealized appreciation of investments before taxes	451,298
Net decrease in unrealized appreciation of foreign currency translation before taxes	202
Deferred income tax benefit (expense)	(34,853)
Net increase in unrealized appreciation of investments and foreign currency transactions after taxes	416,647
Net loss on investments and foreign currency	(462,839)
Net increase in net assets resulting from operations	$9,627,075

See Notes to Consolidated Financial Statements 6

CONSOLIDATED STATEMENT OF CASH FLOWS Barings Participation Investors
For the nine months ended September 30, 2025
(Unaudited)

Net decrease in cash & foreign currencies:
Cash flows from operating activities:
Purchases of portfolio securities	$(37,473,761)
Proceeds from disposition of portfolio securities	41,222,234
Interest, dividends and other income received	11,699,204
Interest expenses paid	(1,314,358)
Operating expenses paid	(1,952,118)
Income taxes paid	(518,669)
Net cash provided by operating activities	11,662,532
Cash flows from financing activities:
Proceeds from credit facility	1,250,000
Repayments under credit facility	(2,500,000)
Cash dividends paid from net investment income	(12,947,784)
Receipts for shares issued on reinvestment of dividends	1,031,565
Financing fees paid	(3,801)
Net cash used for financing activities	(13,170,020)
Net decrease in cash & foreign currencies	(1,507,488)
Cash & foreign currencies - beginning of period	6,998,382
Effects of foreign currency exchange rate changes on cash and cash equivalents	202
Cash & foreign currencies - end of period	$5,491,096
Reconciliation of net increase in net assets to net cash provided by operating activities:
Net increase in net assets resulting from operations	$9,627,075
Adjustments to reconcile net income to net cash used in operating activities:
Purchases of portfolio securities	(37,473,761)
Proceeds from disposition of portfolio securities	41,222,234
Unrealized appreciation on investments	(451,298)
Net realized loss on investments	786,017
Payment-in-kind non-cash income received	(945,191)
Amortization and accretion	(491,403)
Changes in operating assets and liabilities:
Decrease in interest receivable	109,319
Increase in other assets	(323,621)
Increase in deferred tax liability	34,853
Increase in investment advisory fee payable	6,144
Decrease in interest payable	(28,680)
Increase in accrued expenses	16,046
Decrease in tax payable	(425,000)
Total adjustments to net assets from operations	2,035,659
Effects of foreign currency exchange rate changes on cash and cash equivalents	(202)
Net cash provided by operating activities	$11,662,532

See Notes to Consolidated Financial Statements 7

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS Barings Participation Investors

	For the nine months ended 09/30/2025 (Unaudited)	For the year ended 12/31/2024
Increase / (decrease) in net assets:
Operations:
Investment income - net	$10,089,914	$16,500,252
Net realized loss on investments and foreign currency after taxes	(879,486)	(860,920)
Net change in unrealized appreciation of investments and foreign currency after taxes	416,647	1,607,801

Net increase in net assets resulting from operations	9,627,075	17,247,133

Increase from common shares issued on reinvestment of dividends
Common shares issued	1,031,565	1,233,130

Dividends to shareholders from:
Net investment income	(7,928,059)	(16,725,552)

Total increase / (decrease) in net assets	2,730,581	1,754,711

Net assets, beginning of period/year	165,121,426	163,366,715

Net assets, end of period/year	$167,852,007	$165,121,426

See Notes to Consolidated Financial Statements 8

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS Barings Participation Investors

Selected data for each share of beneficial interest outstanding:

	For the nine months ended 09/30/2025 (Unaudited)	For the years ended December 31,
		2024	2023	2022	2021	2020
Net asset value: Beginning of period/year	$15.46	$15.41	$14.99	$15.19	$13.60	$13.80
Net investment income (a)	0.94	1.55	1.50	0.97	0.86	1.00
Net realized and unrealized gain / (loss) on investments	(0.04)	0.07	0.21	(0.31)	1.53	(0.40)
Total from investment operations	0.90	1.62	1.71	0.66	2.39	0.60
Dividends from net investment income to common shareholders	(0.74)	(1.57)	(1.29)	(0.83)	(0.80)	(0.80)
Dividends from realized gain on investments to common shareholders	—	—	—	(0.03)	—	—
Increase from dividends reinvested	0.01	—	—	—	—	0.00 (b)
Total dividends	(0.73)	(1.57)	(1.29)	(0.86)	(0.80)	(0.80)
Net asset value: End of period/year	$15.63	$15.46	$15.41	$14.99	$15.19	$13.60
Per share market value: End of period/year	$20.15	$17.09	$15.60	$12.32	$14.80	$11.88
Total investment return
Net asset value (c)	5.96%	10.76%	12.46%	4.42%	17.84%	4.66%
Market value (c)	22.67%	20.83%	38.51%	(10.57%)	32.09%	(21.11%)
Net assets (in millions): End of period/year	$167.85	$165.12	$163.37	$158.92	$161.08	$144.18
Ratio of total expenses to average net assets (d)	2.68% (e)	2.89%	2.66%	2.35%	2.66%	1.47%
Ratio of operating expenses to average net assets	1.58% (e)	1.56%	1.56%	1.46%	1.46%	1.38%
Ratio of interest expense to average net assets	1.03% (e)	0.91%	0.76%	0.63%	0.41%	0.43%
Ratio of income tax expense to average net assets	0.07% (e)	0.42%	0.34%	0.26%	0.79%	(0.34)%
Ratio of net investment income to average net assets	8.07% (e)	9.86%	9.69%	6.39%	5.99%	7.52%
Portfolio turnover	19%	32%	12%	12%	43%	34%
(a)    Calculated using average shares.
(b)    Rounds to less than $0.01 per share.
(c)    Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(d)    Total expenses include income tax expense.
(e)    Annualized.

	For the nine months ended 09/30/2025 (Unaudited)	For the years ended December 31,
Senior borrowings:		2024	2023	2022	2021	2020
Total principal amount (in millions)	$22	$24	$22	$24	$21	$15
Asset coverage per $1,000 of indebtedness	$8,544	$8,026	$8,511	$7,763	$8,670	$10,612

See Notes to Consolidated Financial Statements 9

Consolidated Schedule of Investments Barings Participation Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.79%: (C)

ABC Legal Services
A leading national provider of Service of Process (“SOP”) solutions, enabling the formal delivery of legal documents required to initiate litigation.
8.65% Term Loan due 08/13/2032 (SOFR + 4.500%)	$499,204	08/13/25	$312,635	$312,539

Accelevation
A vertically integrated designer, producer and installer of customized data center facility solutions and services, predominately in the U.S market. The Company’s revenue streams consist of design and installation of customized electrical, power solutions, air flow containment, and layout of critical infrastructure systems at data centers.
8.78% Term Loan due 01/02/2031 (SOFR + 4.500%) (G)	$281,665	01/02/25	176,791	180,489

Accredited Labs
Offers calibration services for manufacturing and other types of equipment, in addition to product sales and rentals, repair services and other services.
13.50% Holdco Note due 06/26/2031	$1,000,000	03/03/25	981,116	1,000,000

Accurus Aerospace
A supplier of highly engineered metallic parts, kits and assemblies, and processing services.
10.22% Term Loan due 04/05/2028 (SOFR + 5.750%)	$517,819	04/05/22	473,153	470,442
Common Stock (B)	611 shs.	04/05/22	611	—
Limited Liability Company Unit (B)	8,752 uts.	10/14/21	8,752	—
			482,516	470,442
Adacore Inc
AdaCore is a provider of a software development toolkit that helps software developers to write code for embedded systems using a number of programming languages, including Ada, C/C++, Rust, and SPARK.
9.79% Term Loan due 03/13/2030 (SOFR + 5.750%) (G)	$1,160,825	03/13/24	1,006,800	1,014,252

Advantage Software
A provider of enterprise resource planning (ERP) software built for advertising and marketing agencies.
Limited Liability Company Unit Class A (B) (F)	766 uts.	10/01/21	24,352	47,711
Limited Liability Company Unit Class A (B) (F)	197 uts.	10/01/21	6,320	12,306
Limited Liability Company Unit Class B (B) (F)	766 uts.	10/01/21	784	—
Limited Liability Company Unit Class B (B) (F)	197 uts.	10/01/21	202	—
			31,658	60,017
AIT Worldwide Logistics, Inc.
A provider of domestic and international third-party logistics services.
Limited Liability Company Unit (B)	56 uts.	04/06/21	55,645	106,210

See Notes to Consolidated Financial Statements 10

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.79%: (C)

Americo Chemical Products
A provider of customized specialty chemical solutions and services for pretreatment of metal surfaces and related applications.
9.16% Term Loan due 04/28/2029 (SOFR + 5.000%) (G)	$504,515	04/28/23	$376,970	$378,925
9.16% Senior Term Loan due 04/30/2029 (SOFR + 5.000%)	$257,630	12/10/24	254,479	254,796
Limited Liability Company Unit (B) (F)	22,480 uts.	04/28/23	22,480	30,348
			653,929	664,069
Application Bootcamp LLC
Offers comprehensive educational counseling services, including personalized college admissions counseling, essay guidance, and standardized test tutoring. The Company primarily targets high school students, but also serves college students / graduates and middle school students.
9.00% Term Loan due 04/21/2031 (SOFR + 5.000%)	$1,211,170	04/21/25	829,038	828,647
14.00% Senior Subordinated Note due 04/11/2030	$57,092	04/21/25	57,092	57,092
Limited Liability Company Unit Common (B) (F)	163,121 shs.	04/21/25	163,121	177,801
			1,049,251	1,063,540
Applied Aerospace Structures Corp.
A leading provider of specialized large-scale composite and metal-bonded structures for platforms in the aircraft, space, and land/sea end markets.
8.50% Term Loan due 11/29/2030 (SOFR + 4.500%) (G)	$892,090	12/01/22	825,918	821,985
Limited Liability Company Common Unit (B)	8 uts.	12/01/22	8,000	17,606
			833,918	839,591
ASC Communications, LLC (Becker's Healthcare)
An operator of trade shows and controlled circulation publications targeting the healthcare market.
8.70% Senior Lien Term Loan 07/17/2028 (SOFR + 4.500%)	$1,424,265	08/01/25	1,413,918	1,413,583
8.66% Term Loan due 07/17/2028 (SOFR + 4.500%) (G)	253,507	07/15/22	229,387	228,941
Limited Liability Company Unit (B) (F)	535 uts.	07/15/22	11,221	17,636
			1,654,526	1,660,160

Aurora Parts & Accessories LLC (d.b.a Hoosier)
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	210 shs.	08/17/15	209,390	209,390
Common Stock (B)	210 shs.	08/17/15	210	182,256
			209,600	391,646
BBB Industries LLC - DBA (GC EOS Buyer Inc.)
A supplier of remanufactured and new parts to the North American automotive aftermarket.
13.41% Second Lien Term Loan due 07/25/2030 (SOFR + 9.000%)	$454,545	07/25/22	443,601	410,000
Limited Liability Company Unit (B)	45 uts.	07/25/22	45,000	40,959
			488,601	450,959

See Notes to Consolidated Financial Statements 11

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.79%: (C)

Becklar
A provider of event monitoring and emergency response solutions for critical use cases including commercial and residential fire and security, video surveillance, remote guarding, personal health & safety, and workforce safety.
8.93% Senior Term Loan due 12/06/2030 (SOFR + 4.750%) (G)	$1,003,880	12/06/24	$865,669	$878,666

Best Lawyers (Azalea Investment Holdings, LLC)
A global digital media company that provides ranking and marketing services to the legal community.
9.52% Term Loan due 11/30/2027 (SOFR + 5.250%) (G)	$1,203,160	11/30/21	1,083,916	1,092,583
HoldCo PIK Note due 05/30/2028	$455,865	11/30/21	453,208	455,865
Limited Liability Company Unit (B)	44,231 uts.	11/30/21	44,231	73,423
			1,581,355	1,621,871
Bishop Street Underwriters
A Managing General Agent insurance buy and build platform with specialty insurance lines including surety, rep and warranty, tax, professional indemnity, specialty auto, sports, and aviation, among others.
9.66% Term Loan due 07/31/2031 (SOFR + 5.500%) (G)	$614,474	07/31/25	362,344	362,171
Common Stock (B)	246,159 shs.	07/31/25	36,420	36,420
			398,764	398,591
BKF Engineers
A provider of civil engineering, land surveying, and land planning services for government agencies, institutions, devlopers, design professionals, contractors, school district and corporations throughout the west coast.
9.16% Term Loan due 08/23/2030 (SOFR + 5.000%) (G)	$617,103	08/23/24	441,452	443,738
Common Stock (B)	56,012 shs.	08/23/24	56,012	62,173
			497,464	505,911
Bridger Aerospace
A provider of comprehensive solutions to combat wildfires in the United States including fire suppression, air attack and unmanned aircraft systems.
Series C Convertible Preferred Equity (7.00% PIK) (B)	183 shs.	08/12/22	217,016	196,747

BrightSign
A provider of digital signage hardware and software solutions, serving a variety of end markets, including retail, restaurants, government, sports, and entertainment.
9.76% Term Loan due 10/14/2027 (SOFR + 5.500%) (G)	$1,427,516	10/14/21	1,353,096	1,358,178
Limited Liability Company Unit (B) (F)	111,835 uts.	10/14/21	111,835	133,084
			1,464,931	1,491,262
Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
10.40% Term Loan due 10/04/2026 (SOFR + 6.250%)	$784,104	10/04/18	784,091	733,922

See Notes to Consolidated Financial Statements 12

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date		Cost	Fair Value

Private Placement Investments - 100.79%: (C)

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
8.96% First Lien Term Loan due 05/21/2026 (SOFR + 4.500%)	$845,359	05/21/18		$844,014	$838,258
9.57% Incremental Term Loan due 05/21/2026 (SOFR + 5.250%)	$360,645	09/28/23		358,476	359,923
				1,202,490	1,198,181
CAi Software
A vendor of mission-critical, production-oriented software to niche manufacturing and distribution sectors.
8.99% Term Loan due 08/09/2032 (SOFR + 4.750%) (G)	$1,000,000	08/07/25		645,287	645,071

Caldwell & Gregory LLC
A commercial laundry leasing company for multi-unit housing and universities.
8.75% Term Loan due 09/30/2030 (SOFR + 4.750%) (G)	$1,711,577	09/30/24		1,444,391	1,465,765

California Custom Fruits & Flavors
Develops and manufactures value-added, custom-formulated processed fruit and flavor bases for various customers across the Private Label, Branded, Direct Grocery, and Food-Service channels.
9.08% Term Loan due 02/26/2030 (SOFR + 5.000%) (G)	$438,170	02/26/24		303,192	305,502
Common Stock (B)	12 shs.	02/26/24		12,000	12,815
				315,192	318,317
Cascade Services
A residential services platform that provides HVAC repair and replacement work for single-family homes in southern geographies.
10.29% Term Loan due 10/04/2029 (SOFR + 6.000%) (G)	$1,563,914	10/04/23		1,473,127	1,474,279

Cash Flow Management
A software provider that integrates core banking systems with branch technology and creates modern retail banking experiences for financial institutions.
9.31% Term Loan due 12/28/2029 (SOFR + 5.000%) (G)	$1,278,037	12/28/21		921,039	919,575
Limited Liability Company Unit (B) (F)	12,008 uts.	07/22/22		12,665	13,569
				933,704	933,144
CEC Entertainment Inc
Develops, operates and franchises family dining and entertainment centers.
10.00% Term Loan due 09/26/2030 (SOFR + 6.000%)	$347,826	09/26/25	45926	342,609	342,609

See Notes to Consolidated Financial Statements 13

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.79%: (C)

CJS Global
A janitorial services provider focused on high end restaurants in NYC, Florida, and Texas.
10.12% Senior Term Loan due 03/20/2029 (SOFR + 5.750%)	$1,272,756	10/01/24	$1,253,756	$1,253,665
9.72% Senior Term Loan due 03/20/2029 (SOFR + 5.750%)	$590,909	02/01/23	580,712	582,045
10.10% Incremental Term Loan due 03/20/2029 (SOFR + 5.750%)	$511,206	08/01/25	503,698	503,538
10.03% Term Loan due 03/20/2029 (SOFR + 5.750%) (G)	$362,488	07/01/24	114,413	114,626
Limited Liability Company Unit Common (B)	303,180 uts.	07/01/24	147,469	316,801
			2,600,048	2,770,675
Cloudbreak
A language translation and interpretation services provider to approximately 970 hospitals and outpatient clinics across the U.S.
9.00% Incremental Term Loan due 03/15/2030 (SOFR + 5.000%)	$1,209,759	08/19/24	1,199,121	1,197,661
9.00% Term Loan due 03/15/2030 (SOFR + 5.000%) (G)	$1,178,765	03/15/24	1,006,215	1,014,199
Limited Liability Company Unit Class A (B) (F)	49 uts.	03/15/24	49,170	55,557
Limited Liability Company Unit Class B (B) (F) (I)	49 uts.	03/15/24	—	26,731
			2,254,506	2,294,148
CloudOne Digital Corp
A scaled multi-cloud platform for web developers, SMBs, and enterprises.
9.57% Term Loan due 08/05/2031 (SOFR + 5.250%) (G)	$1,000,000	06/02/25	807,338	807,012

CloudWave
A provider of managed cloud hosting and IT services for hospitals.
8.50% Term Loan due 01/04/2027 (SOFR + 4.500%) (G)	$1,594,234	01/29/21	$1,586,393	$1,594,234
Limited Liability Company Unit (B) (F)	55,645 uts.	01/29/21	55,645	166,935
			1,642,038	1,761,169
Coduet Royalty Holdings, LLC
A special purpose vehicle whose primary assets are comprised of royalty rights on two pharmaceuticals developed by Coherus Biosciences.
SPV Common Equity (F)	290,344 uts.	05/08/24	101,299	121,945

Cogency Global
A provider of statutory representation and compliance services for corporate and professional services clients.
8.82% Term Loan due 02/14/2028 (SOFR + 4.500%) (G)	$759,472	02/14/22	670,822	676,820
8.54% Incremental Term Loan due 02/14/2028 (SOFR + 4.500%)	$649,785	09/13/23	641,083	649,785
8.81% Incremental Term Loan due 02/14/2028 (SOFR + 4.500%)	$103,738	12/30/22	102,300	103,738
Preferred Stock (B)	33 shs.	02/14/22	36,108	95,458
			1,450,313	1,525,801

See Notes to Consolidated Financial Statements 14

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.79%: (C)

Cognito Forms
An online workflow automation and form builder platform allowing users to create, manage, and automate their data collection processes, offering features like drag-and-drop form fields, templates, AI form generation, and integrations into various applications.
10.54% Term Loan due 05/02/2031 (SOFR + 6.250%) (G)	$1,603,069	04/01/25	$1,482,454	$1,484,502
Common Stock (B)	1,182 shs.	04/01/25	118,200	121,911
			1,600,654	1,606,413
Coherus Biosciences
A commercial-stage biopharmaceutical company focused on the research, development, and commercialization of innovative cancer treatments and its biosimilars.
12.00% Term Loan due 05/08/2029 (SOFR + 8.000%)	$299,324	05/08/24	292,862	297,229

Coker
A provider of consulting advisory services to healthcare organizations with the goal of enabling client transformation.
8.50% Senior Term Loan due 03/20/2030 (SOFR + 4.500%) (G)	$1,390,927	03/20/25	648,201	647,353

Command Alkon
A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
Limited Liability Company Unit B (B) (I)	6,629 uts.	04/23/20	—	33,872

Compass Precision
A manufacturer of custom metal precision components.
11.00% (1.00% PIK) Senior Subordinated Note due 04/19/2028	$1,339,069	04/01/22	$1,338,767	$1,339,069
Limited Liability Company Unit Class (B) (F)	158,995 uts.	10/14/21	431,250	1,187,695
			1,770,017	2,526,764
Comply365
A provider of proprietary enterprise SaaS and mobile solutions for content management and document distribution in highly regulated industries, including Aviation and Rail.
9.71% Term Loan due 12/21/2029 (SOFR + 5.250%) (G)	$675,652	04/19/22	616,781	622,904

Concept Machine Tool Sales, LLC
A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
9.57% (0.25% PIK) Term Loan due 02/01/2027 (SOFR + 5.250%)	$572,159	01/31/20	572,150	504,645
9.57% (0.25% PIK) Incremental Term Loan due 02/01/2027 (SOFR + 5.250%)	$76,085	09/14/23	75,491	67,107
Limited Liability Company Unit (B) (F)	1,237 shs.	*	49,559	—
Limited Liability Company Unit (B) (F)	443 uts.	09/14/23	17,748	—
* 01/30/20 and 03/05/21.			714,948	571,752

See Notes to Consolidated Financial Statements 15

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.79%: (C)

CTS Engines
A provider of maintenance, repair and overhaul services within the aerospace & defense market.
9.35% Term Loan due 12/23/2026 (SOFR + 5.250%)	$1,379,374	12/23/20	$1,373,857	$1,323,940

DataServ
A managed IT services provider serving Ohio’s state, local, and education (“SLED”) market (79% of FY21 Revenue), as well as small and medium-sized businesses (“SMB”, 8%) and enterprise clients (13%).
Preferred Stock (B)	17,546 shs.	*	19,238	19,301
* 11/02/22 and 06/10/25

Decks Direct
An eCommerce direct-to-consumer seller of specialty residential decking products in the United States.
10.82% (0.25% PIK) Term Loan due 12/28/2028 (SOFR + 6.500%) (G)	$1,382,324	12/28/21	1,066,866	670,226
10.65% (0.25% PIK) Incremental Term Loan due 12/28/2028 (SOFR + 6.500%)	$265,335	11/01/23	262,890	187,857
10.57% (0.25% PIK) Incremental Term Loan due 12/28/2028 (SOFR + 6.250%)	$107,939	07/03/23	106,961	76,421
Common Stock (B)	2,209 shs.	12/28/21	94,091	—
Preferred Stock (B)	11 shs.	04/29/24	12,278	—
Limited Liability Company Unit Class A (B)	553 uts.	03/18/25	25,563	—
			1,568,649	934,504
DistroKid (IVP XII DKCo-Invest,LP)
A subscription-based music distribution platform that allows artists to easily distribute, promote, and monetize their music across digital service providers, such as Spotify and Apple Music.
9.20% Senior Term Loan due 10/01/2029 (SOFR + 4.750%)	$2,059,920	09/01/21	$2,049,358	$2,059,920
Limited Liability Company Unit (B) (F)	73,333 uts.	09/01/21	73,404	82,866
			2,122,762	2,142,786
Diversified Packaging
A provider of pre-press products and services to the packaging industry, serving customers in the upper Midwest U.S. The Company operates under two divisions: plate manufacturing and material distribution.
11.00% (1.50% PIK) Term Loan due 06/27/2029	$736,828	06/27/24	726,025	725,703
11.00% (1.50% PIK) Incremental Term Loan due 06/27/2029	$77,787	01/01/25	76,505	76,612
Limited Liability Company Unit (B) (F)	2,769 uts.	06/27/24	276,900	436,034

			1,079,430	1,238,349
Door & Window Guard Systems
A provider of modular, high-grade steel guards (or “panels”) used to cover door and window openings on vacant residential, commercial, and government buildings.
8.50% Term Loan due 03/28/2031 (SOFR + 4.500%) (G)	$523,206	03/28/25	407,819	408,260
Common Stock (B)	20 shs.	03/28/25	20,320	23,500
			428,139	431,760

Dwyer Instruments, Inc.
See Notes to Consolidated Financial Statements 16

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.79%: (C)

A designer and manufacturer of precision measurement and control products for use with solids, liquids and gases.
8.75% Term Loan due 07/20/2029 (SOFR + 4.750%)	$1,670,535	07/20/21	$1,653,783	$1,670,535

Echo Logistics
A provider of tech-enabled freight brokerage across various modes including Truckload, Less-than-Truckload, Parcel, and Intermodal, as well as managed (contracted) transportation services.
11.51% Second Lien Term Loan due 11/23/2029 (SOFR + 7.250%)	$1,679,204	11/23/21	1,663,992	1,635,544
Limited Liability Company Unit (B)	46 uts.	11/23/21	45,796	22,861
			1,709,788	1,658,405
EFC International
A St. Louis-based global distributor (40% of revenue ex-US) of branded, highly engineered fasteners and specialty components.
11.00% (2.5% PIK) Term Loan due 05/01/2028	$1,026,548	03/01/23	1,008,376	1,022,236
Limited Liability Company Unit (B) (F)	205 uts.	03/01/23	288,462	317,608
			1,296,838	1,339,844
EFI Productivity Software
A provider of ERP software solutions purpose-built for the print and packaging industry.
9.20% Incremental Term Loan due 05/23/2030 (SOFR + 5.000%) (G)	$695,740	05/23/24	403,963	404,236
9.20% Term Loan due 05/23/2030 (SOFR + 5.000%) (G)	$195,709	12/30/21	123,096	122,315
			527,059	526,551

Electric Equipment and Engineering
Engineers and manufactures alternating current and direct current electrical power distribution products.
13.50% Term Loan due 12/02/2030	$874,494	12/02/24	859,691	870,122
Common Stock (B)	515,625 shs.	12/02/24	515,625	840,469
			1,375,316	1,710,591
Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
Limited Liability Company Unit (B) (F)	1,218,266 uts.	10/14/16	159,722	158,375

ENTACT Environmental Services, Inc.
A provider of environmental remediation and geotechnical services for blue-chip companies with regulatory-driven liability enforcement needs.
9.75% Term Loan due 01/31/2027 (SOFR + 5.750%)	$832,105	12/15/20	830,251	827,945
9.75% Incremental Term Loan due 01/31/2027 (SOFR + 5.750%)	$143,431	09/01/23	143,175	142,713
			973,426	970,658
eShipping
An asset-life third party logistics Company that serves a broad variety of end markets and offers service across all major transportation modes.
9.16% Term Loan due 11/05/2027 (SOFR + 5.000%) (G)	$1,043,139	11/05/21	876,322	883,598

See Notes to Consolidated Financial Statements 17

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.79%: (C)

Expert Institute Group
A healthcare-focused outsourced B2B legal services provider that connects plaintiff attorney law firms with high-quality expert witnesses, offers medical record review from in-house medical professionals, provides background checks on allied and opposing witnesses, and utilizes AI-enabled diligence solutions to enable more efficient case outcomes.
8.12% Senior Term Loan due 03/04/2032 (SOFR + 4.250%) (G)	$391,245	03/04/25	$150,119	$150,538

Five Star Holding, LLC
A fully integrated platform of specialty packaging brands that manufactures flexible packaging solutions.
11.45% Second Lien Term Loan due 05/05/2030 (SOFR + 7.250%)	$476,190	04/27/22	470,739	476,190
Limited Liability Company Common Unit (B) (F)	34 uts.	04/27/22	33,631	26,272
			504,370	502,462
Follett School Solutions
A provider of software for K-12 school libraries.
8.66% Term Loan due 08/29/2031 (SOFR + 4.500%)	$1,492,419	04/21/25	1,492,419	1,492,419
LP Interest (B) (F)	881 uts.	08/30/21	8,805	13,084
LP Units (B) (F)	200 uts.	08/30/21	2,003	2,976
			1,503,227	1,508,479
FragilePAK
A provider of third-party logistics services focused on the full delivery life-cycle for big and bulky products.
9.90% Term Loan due 05/28/2027 (SOFR + 5.750%)	$1,032,305	05/28/21	1,024,489	1,032,305
Limited Liability Company Unit (B) (F)	108 uts.	05/28/21	107,813	84,522
			1,132,302	1,116,827
Franklin Energy
An industry-leading provider of demand-side management (“DSM”) services to utilities and municipalities across the United States.
9.55% Senior Term Loan due 08/01/2031 (SOFR + 5.250%) (G)	$771,005	08/01/25	699,324	699,002

GME Supply
A tech-enabled specialty distributor of fall protection, rigging materials, workwear, and industrial gear and tools to technicians and contractors working in the telecom, utility, aerial construction, renewable energy and other industrial markets.
9.37% Term Loan due 09/09/2031 (SOFR + 5.250%) (G)	$1,351,845	9/9/2025	1,028,129	1,027,959

Gojo Industries
A manufacturer of hand hygiene and skin health products.
12.91% Term Loan due 10/26/2028 (SOFR + 8.750%) (G)	$618,561	10/26/23	607,627	618,561

Golden Ceramic Dental Lab
A full service dental lab offering removable, crown and bridge, implants, orthodontics and sleep appliances in-house.
10.00% Term Loan due 08/21/2030 (SOFR + 6.000%) (G)	$1,251,791	07/01/24	865,156	865,048
Limited Liability Company Unit (B) (F)	419,595 uts.	07/01/24	419,595	612,608
			1,284,751	1,477,656

See Notes to Consolidated Financial Statements 18

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.79%: (C)

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	372 uts.	*	$371,644	$28,019
Limited Liability Company Unit Common Class A (B) (I)	3,716 uts.	12/19/14	—	—
* 12/19/14 and 04/29/16.			371,644	28,019

HaystackID
A provider of eDiscovery, advisory, and review services that help 500+ corporations (58% of revenue) and law firms (42%) manage complex, data intensive investigations and litigation.
8.88% Term Loan due 01/31/2028 (SOFR + 4.750%) (G)	$1,015,797	01/31/25	577,818	584,698

Heartland Veterinary Partners
A veterinary support organization that provides a comprehensive set of general veterinary services as well as ancillary services such as boarding and grooming.
11.00% Opco PIK Note due 12/10/2028	$2,622,128	11/17/21	2,602,900	2,443,824

HemaSource, Inc.
A technology-enabled distributor of consumable medical products to plasma collection centers.
8.91% Senior Term Loan due 08/31/2029 (SOFR + 4.750%) (G)	$953,688	08/31/23	735,770	751,314
Limited Liability Company Unit (B)	11,337 uts.	08/31/23	11,337	14,965
			747,107	766,279
Home Care Assistance, LLC
A provider of private pay non-medical home care assistance services.
9.41% Term Loan due 09/30/2027 (SOFR + 5.000%) (G)	$828,743	03/30/21	820,358	710,233

HTI Technology & Industries Inc.
A designer and manufacturer of powered motion solutions to industrial customers.
12.89% Term Loan due 02/02/2026 (SOFR + 8.500%) (G)	$724,990	07/27/22	554,292	513,210
12.89% Incremental Term Loan due 02/02/2026 (SOFR + 8.500%)	$244,983	02/15/23	244,751	231,019
			799,043	744,229
Ice House America
A manufacturer and operator of automated ice and water vending units with an installed base of 4,200+ units in service (including Company-owned fleet of 165 units) primarily located in the Southeastern United States.
10.07% Term Loan due 01/12/2030 (SOFR + 5.750%) (G)	$1,168,627	01/12/24	976,085	951,888
Limited Liability Company Unit (B) (F)	579 uts.	01/12/24	57,892	45,219
			1,033,977	997,107

Illumifin
A leading provider of third-party administrator (“TPA”) services and software for life and annuity insurance providers.
10.59% Incremental Term Loan due 02/04/2028 (SOFR + 6.000%)	$421,336	04/05/22	418,289	402,376

See Notes to Consolidated Financial Statements 19

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.79%: (C)

Innovia Medical
A manufacturer of single-use surgical products (e.g., blades & knives, vent and fluid tubes, wipes, etc.) for ear, nose, & throat (ENT), ophthalmic (i.e., eye procedures), and other general surgical applications, as well as sterile processing systems used to store and transport surgical instruments.
8.75% Term Loan due 06/30/2031 (SOFR + 4.750%) (G)	$496,508	06/30/25	$447,986	$448,268
Limited Liability Company Unit (B) (F)	39 uts.	06/30/25	5,309	5,197
			453,295	453,465
Jones Fish
A provider of lake management services, fish stocking and pond aeration sales and services.
9.80% Term Loan due 02/28/2028 (SOFR + 5.500%) (G)	$1,559,551	12/01/21	1,386,197	1,388,166
9.45% Incremental Term Loan due 02/28/2028 (SOFR + 5.500%)	$1,074,051	01/03/23	1,063,344	1,065,995
9.73% Incremental Term Loan due 02/28/2028 (SOFR + 5.500%)	$143,646	03/01/23	141,859	142,569
9.47% Incremental Term Loan due 02/28/2028 (SOFR + 5.500%)	$35,053	09/29/23	34,575	34,790
Common Stock (B) (F)	401 shs.	12/01/21	41,971	325,604
			2,667,946	2,957,124
LaunchPad Home Group
A provider of home inspection and ancillary residential services intended to simplify home ownership at every stage of the journey.
10.90% Term Loan due 09/30/2030 (SOFR + 7.000%) (G)	$1,587,000	09/02/25	313,260	313,260
Preferred Stock (B)	137 shs.	09/02/25	136,620	136,620
Common Stock (B)	138,000 shs.	09/02/25	1,380	1,380
			451,260	451,260
LeadsOnline
A nationwide provider of data, technology and intelligence tools used by law enforcement agencies, investigators, and businesses.
8.50% Term Loan due 02/07/2028 (SOFR + 4.500%) (G)	$1,668,872	02/07/22	1,433,252	1,439,854
Limited Liability Company Unit (B) (F)	7,050 uts.	02/07/22	7,302	17,132
			1,440,554	1,456,986
Lockmasters Incorporated
A leading distributor of 3rd party locks and related hardware (e.g., safes, high-security cabinets, and locksmith tools) serving various commercial & industrial end markets including financial services, education, automotive, data centers, and others.
9.00% Term Loan due 09/01/2027 (SOFR + 5.000%) (G)	$719,230	01/31/24	545,118	545,108

LYNX Franchising
A global franchisor of B2B services including commercial janitorial services, shared office space solutions, and textile and electronics restoration services.
10.67% Term Loan due 12/23/2026 (SOFR + 6.250%)	$1,643,063	12/23/20	1,636,398	1,633,204
10.67% Incremental Term Loan due 12/23/2026 (SOFR + 6.250%)	$752,280	09/09/21	748,796	747,766
			2,385,194	2,380,970

See Notes to Consolidated Financial Statements 20

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.79%: (C)

Madison Indoor Air Solutions
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
Limited Liability Company Unit (B)	726,845 uts.	02/20/19	$2,332,275	$13,843,763

Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)
An express car wash consolidator primarily in the Southeastern US.
10.58% Term Loan due 04/10/2031 (SOFR + 6.250%) (G)	$417,117	04/10/25	390,099	392,269

Media Recovery, Inc.
A global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
8.50% Senior Term Loan due 09/30/2030 (SOFR + 4.500%) (G)	$1,264,780	09/30/24	983,129	986,276

Merchant Industry
A merchant acquiror providing payment processing and other value-added services to SMB merchants.
8.77% Term Loan due 09/19/2031 (SOFR + 4.750%) (G)	$612,118	09/19/25	331,813	331,813
Common Stock (B) (F)	12,783 shs.	09/19/25	12,783	12,783
			344,596	344,596
Mission Microwave
A leading provider of high-performance solid-state power amplifiers and block upconverters to support ground-based, maritime, airborne, and space-based satellite communication applications.
9.50% Senior Term Loan due 03/01/2030 (SOFR + 5.500%) (G)	$719,014	03/01/24	621,172	613,771
Limited Liability Company Unit (B)	307 uts.	03/01/24	30,700	19,317
			651,872	633,088
MNS Engineers, Inc.
A consulting firm that provides civil engineering, construction management and land surveying services.
9.26% Term Loan due 08/13/2027 (SOFR + 5.000%)	$452,000	07/01/21	449,234	452,000
Limited Liability Company Unit (B)	100,000 uts.	07/01/21	100,000	246,000
			549,234	698,000
Mobile Pro Systems
A manufacturer of creative mobile surveillance systems for real-time monitoring in nearly any environment.
11.00% PIK Second Lien Term Loan due 06/23/2027	$609,425	06/24/22	606,503	609,425
Common Stock (B) (F)	4,118 shs.	06/24/22	411,765	663,271
			1,018,268	1,272,696
Momentum Group
A leading value-added distributor of design-focused textiles and wallcoverings to hospitality, workplace, healthcare, and other commercial end markets (no residential exposure).
9.50% Term Loan due 03/28/2029 (SOFR + 5.500%) (G)	$481,127	03/28/25	422,892	423,235

See Notes to Consolidated Financial Statements 21

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.79%: (C)

MSI Express
A contract manufacturer and packager of shelf-stable food and beverages for major consumer packaged goods.
8.50% Term Loan due 03/24/2031 (SOFR + 4.500%) (G)	$558,065	03/24/25	$407,069	$408,615

Music Reports, Inc.
An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
10.72% Incremental Term Loan due 08/25/2026 (SOFR + 6.250%)	$783,584	11/05/21	780,660	770,263
10.72% Term Loan due 08/25/2026 (SOFR + 6.250%)	$548,682	08/25/20	546,632	539,354
			1,327,292	1,309,617
Navia Benefit Solutions, Inc.
A third-party administrator of employee-directed healthcare benefits.
8.66% Term Loan due 02/11/2029 (SOFR + 4.500%)	$1,129,220	02/11/21	1,124,136	1,129,219
8.76% Incremental Term Loan due 02/11/2029 (SOFR + 4.500%)	$501,975	11/14/22	497,469	501,975
			1,621,605	1,631,194
Net at Work
An SMB-focused IT service provider specializing in software sales, implementation, managed services and hosting services.
8.75% Term Loan due 09/13/2029 (SOFR + 4.750%)	$1,677,824	09/13/23	1,042,566	1,070,153
Limited Liability Company Unit (B) (F)	32,603 uts.	09/13/23	32,603	42,384
			1,075,169	1,112,537
Newforma
A leader in Project Information Management software for the construction industry.
10.50% Term Loan due 04/02/2029 (SOFR + 6.500%) (G)	$734,012	03/31/23	674,779	667,054
Limited Liability Company Unit (B)	81,722 uts.	08/15/23	84,194	39,227
			758,973	706,281
Northstar Recycling
A managed service provider for waste and recycling services, primarily targeting food and beverage end markets.
8.65% Senior Term Loan due 12/23/2030 (SOFR + 4.650%) (G)	$1,583,242	12/02/24	1,358,328	1,359,145

Ocelot Holdco
An electric power services provider that focuses on construction and maintenance services, installing electrical distribution systems and substation infrastructure.
10.00% Term Loan due 10/20/2027	$183,333	10/19/23	183,333	183,334
Preferred Stock (B)	15 shs.	10/19/23	138,217	152,400
Common Stock (I) (B)	12 shs.	10/19/23	—	151,606
			321,550	487,340
Omega Holdings
A distributor of aftermarket automotive air conditioning products.
9.35% Senior Term Loan due 03/30/2029 (SOFR + 5.000%) (G)	$602,343	03/31/22	419,696	425,411

See Notes to Consolidated Financial Statements 22

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.79%: (C)

ORS Nasco
A leading industrial maintenance, repair, and operations (“MRO”) product wholesale distributor.
9.00% Term Loan due 08/07/2031 (SOFR + 5.000%)	$429,595	08/07/24	$423,467	$423,795

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you, “free from” healthy and gluten-free categories.
Common Stock Class A (B)	380,545 shs.	*	380,545	437,627
* 01/29/16 and 02/17/17.

Parkview Dental Partners
A dental service organization focused in the southwest Florida market.
12.49% Term Loan due 10/20/2029 (SOFR + 8.300%)	$611,833	10/02/23	$603,591	609,997
Limited Liability Company Unit (B) (F)	30,371 shs.	10/02/23	303,705	379,655
			907,296	989,652
Pearl Holding Group
A managing general agent that originates, underwrites, and administers non-standard auto insurance policies for carriers in Florida.
10.58% First Lien Term Loan due 06/21/2026 (SOFR + 6.000%)	$1,908,806	12/22/21	1,892,815	1,717,926
Warrant - Class D, to purchase common stock at $.01 per share (B)	89 uts.	12/22/21	—	—
Warrant - Class CC, to purchase common stock at $.01 per share (B)	32 uts.	12/22/21	—	—
Warrant - Class B, to purchase common stock at $.01 per share (B)	312 uts.	12/22/21	—	—
Warrant - Class A, to purchase common stock at $.01 per share (B)	924 uts.	12/22/21	—	—
			1,892,815	1,717,926
Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
10.16% Term Loan due 11/17/2026 (SOFR + 6.000%)	$1,405,659	11/17/17	1,401,263	1,405,659
10.16% Term Loan due 11/17/2026 (SOFR + 6.000%)	$283,970	10/01/20	282,436	283,970
			1,683,699	1,689,629
Polara (VSC Polara LLC)
A manufacturer of pedestrian traffic management and safety systems, including accessible pedestrian signals, “push to walk” buttons, and related “traffic” control units.
8.90% Term Loan due 12/03/2027 (SOFR + 4.750%) (G)	$893,515	12/03/21	736,200	742,825
Limited Liability Company Unit (B) (F)	1,471 uts.	12/03/21	147,110	385,649
			883,310	1,128,474

See Notes to Consolidated Financial Statements 23

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.79%: (C)

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
2.50% (2.500% PIK) Senior Subordinated Note due 12/31/2027 (D)	$2,391,316	12/03/21	$1,064,183	$815,439
Limited Liability Company Unit Class F (B)	185,072 uts.	07/31/14	172,898	—
			1,237,081	815,439
Portfolio Group
A provider of professional finance and insurance products to automobile dealerships, delivering a suite of offerings that supplement earnings derived from vehicle transactions.
10.15% First Lien Term Loan due 12/02/2025 (SOFR + 6.000%)	$1,267,806.00	11/15/21	1,265,933	1,214,558

Process Insights Acquisition, Inc.
A designer and assembler of highly engineered, mission critical instruments and sensors that provide compositional analyses to measure contaminants and impurities within gases and liquids.
10.58% Term Loan due 06/30/2029 (SOFR + 6.250%) (G)	$815,063	07/18/23	748,346	685,842
Limited Liability Company Unit (B)	32 shs.	07/18/23	32,000	12,117	690991
			780,346	697,959
ProcessBarron (Process Equipment, Inc. / PB Holdings, LLC)
Specializes in the design, manufacturing, installation, maintenance and repair of parts and equipment for blue chip industrial customers in the Southern US.
9.37% Term Loan due 09/06/2026 (SOFR + 5.250%)	$672,914	03/06/19	671,249	666,185

ProfitOptics
A software development and consulting company that delivers solutions via its proprietary software development platform, Catalyst.
10.01% Term Loan due 03/15/2028 (SOFR + 5.750%) (G)	$833,226	03/01/22	703,871	710,645
Limited Liability Company Unit (B)	96,774 uts.	03/01/22	64,516	166,452
			768,387	877,097
Project Halo
A two-sided platform that provides a cloud-based compliance reporting software to fire departments, water municipalities, and state building departments, which is used by authorities having jurisdictions to ensure commercial properties within its jurisdiction maintain compliance with fire codes and annual / semi-annual inspection requirements for fire alarms, sprinklers, fire extinguishers, etc.
9.25% Senior Term Loan due 02/06/2032 (SOFR + 5.000%) (G)	$1,000,000	02/06/25	569,964	571,501

Pro Vision
A leading mobile video technology solutions provider, including vehicle video recording systems, body-worn cameras, data management and cloud based storage solutions for commercial, transit, and public safety organizations.
8.66% Term Loan due 09/23/2030 (SOFR + 4.500%) (G)	$906,424	09/02/24	716,942	718,873
Limited Liability Company Unit (B)	218 uts.	09/30/24	21,824	22,276
			738,766	741,149

See Notes to Consolidated Financial Statements 24

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.79%: (C)

Randy's Worldwide
A designer and distributor of automotive aftermarket parts serving the repair/replacement, off-road and racing/performance segments.
9.25% First Lien Term Loan due 11/01/2029 (SOFR + 5.000%) (G)	$191,276	11/01/22	$167,969	$171,143
Limited Liability Company Unit Class A (B)	54 shs.	11/01/22	5,400	7,126
			173,369	178,269
RapidAir
An asset‐light manufacturer of branded compressed air products, including fittings, accessories, aluminum piping, filtration, and other adjacent products/services.
8.85% Senior Term Loan due 10/15/2030 (SOFR + 4.750%) (G)	$546,950	10/15/24	294,089	287,848
Common Stock (B)	30 shs.	10/15/24	30,000	23,274
			324,089	311,122
Real Chemistry
A leading pure-play, tech-enabled analytical marketing agency in the U.S primarily serving the pharmaceutical and healthcare industry.
8.50% Term Loan due 04/12/2032 (SOFR + 4.500%) (G)	$500,000	04/11/25	339,420	339,348

Recovery Point Systems, Inc.
A provider of IT infrastructure, colocation and cloud based resiliency services.
10.18% Term Loan due 02/14/2028 (SOFR + 5.750%)	$1,292,080	08/12/20	1,288,373	1,292,080
Limited Liability Company Unit (B) (F)	21,532 uts.	03/05/21	21,532	10,981
			1,309,905	1,303,061

Renovation Brands (Renovation Parent Holdings, LLC)
A portfolio of seven proprietary brands that sell various home improvement products primarily through the e-Commerce channel.
9.31% Term Loan due 11/15/2027 (SOFR + 5.000%)	$934,466	11/15/21	926,212	887,743
Limited Liability Company Unit (B)	40,479 uts.	09/29/17	40,479	27,930
			966,691	915,673
RKD Group
A provider of marketing and fundraising services to non-profit organizations (“NPOs”) in the U.S. RKD provides a full suite of services including strategic planning, content creation/design, campaign execution, as well as data analytics to improve donor segmentation and provide strategic insights to inform future campaigns.
9.69% Term Loan due 05/19/2031 (SOFR + 5.500%) (G)	$1,721,487	05/19/25	1,439,576	1,440,730

RoadOne IntermodaLogistics
A provider of intermodal logistics and solutions including drayage (moving containers at port/rail locations), dedicated trucking services, warehousing, storage, and transloading (unloading, storing, and repackaging freight), among other services.
10.56% Term Loan due 12/29/2028 (SOFR + 6.250%) (G)	$650,603	12/30/22	627,913	638,332

See Notes to Consolidated Financial Statements 25

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.79%: (C)

Rock Labor
A provider of live entertainment event labor in the United States.
9.66% Term Loan due 09/14/2029 (SOFR + 5.500%) (G)	$398,127	09/14/23	$332,397	$337,871
Limited Liability Company Unit (B) (F)	12,266 uts.	09/14/23	65,676	71,756
			398,073	409,627
ROI Solutions
Call center outsourcing and end user engagement services provider.
8.87% Term Loan due 10/03/2029 (SOFR + 5.000%) (G)	$1,430,349	09/02/24	1,028,084	1,042,357

RPX Corp
A provider of subscription services that help member companies mitigate the risk of patent disputes and reduce the cost of patent litigation.
9.43% Term Loan due 08/02/2030 (SOFR + 5.250%) (G)	$2,477,520	08/02/24	2,195,541	2,205,659

Ruffalo Noel Levitz
A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
8.28% Term Loan due 12/31/2026 (SOFR + 4.000%) (D)	$1,288,961	01/08/19	1,288,961	310,640
11.00% Senior Term Loan due 04/15/2030 (SOFR + 7.000%) (G)	$49,064	04/15/25	367	804
			1,289,328	311,444
Safety Products Holdings, Inc.
A manufacturer of highly engineered safety cutting tools.
8.95% Term Loan due 12/16/2028 (SOFR + 4.750%)	$1,973,858	12/16/20	1,966,588	1,973,858
Common Stock (B)	30 shs.	12/16/20	29,900	39,645
			1,996,488	2,013,503
Sandvine Corporation
A provider of active network intelligence solutions.
Class A Units (B) (I)	688 shs.	06/28/24	—	—
Class B Units (B) (I)	2,395 shs.	06/28/24	—	—
Class C Units (B) (I)	31,364 shs.	06/28/24	—	—
			—	—
Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
9.21% First Lien Term Loan due 07/30/2027 (SOFR + 4.750%)	$1,429,791	07/30/18	1,423,271	1,418,782

SBP Holdings
A specialty product distribution platform which provides mission-critical products, services, and technical expertise across industrial rubber and fluid power segments.
9.16% Term Loan due 03/27/2028 (SOFR + 5.000%)	$1,237,740	03/27/23	663,778	677,985

See Notes to Consolidated Financial Statements 26

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.79%: (C)

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
6.35% (3.75% PIK) Term Loan due 12/15/2028 (SOFR + 2.250%)	$1,491,972	12/16/21	$1,478,541	$1,302,491

Screenvision Media
One of two leading cinema advertising networks in the US, offering advertising solutions to national and local brands across an exclusive in-cinema network.
9.32% First Lien Term Loan due 04/25/2030 (SOFR + 5.000%) (G)	$497,294	04/25/25	435,756	435,730
12.82% Second Lien Term Loan due 04/25/2030 (SOFR + 8.500%)	$446,096	04/25/25	429,815	429,769
			865,571	865,499
SEKO Worldwide, LLC
A third-party logistics provider of ground, ocean, air and home delivery forwarding services.
11.32% (6.00% PIK) First Lien Term Loan due 11/27/2029 (SOFR + 7.000%)	$533,298	11/27/24	530,504	473,961
Common Stock (B)	184 shs.	11/27/24	808,118	—
			1,338,622	473,961
Smartling, Inc.
A provider in SaaS-based translation management systems and related translation services.
8.76% Term Loan due 11/08/2027 (SOFR + 4.500%) (G)	$1,666,654	11/08/21	1,553,521	1,565,184

smartShift Technologies
A provider of technology-enabled services for the SAP ERP ecosystem.
9.08% Term Loan due 09/01/2029 (SOFR + 5.000%) (G)	$1,475,020	09/01/23	1,282,948	1,307,006
Common Stock (B)	29 shs.	09/01/23	29,000	59,912
			1,311,948	1,366,918
Sonicwall
A provider of network security (i.e. firewall products) primarily focused on the SMB market.
9.50% Incremental Term Loan due 05/18/2028 (SOFR + 5.500%)	$962,264	06/13/25	944,997	914,151

Spatco
A provider of mission-critical services to maintain, test, inspect, certify, and install fueling station infrastructure.
9.32% Term Loan due 07/23/2030 (SOFR + 5.000%) (G)	$1,675,078	07/23/24	1,239,410	1,245,973
Limited Liability Company Unit (B) (F)	47,941 uts.	07/23/24	47,941	33,559
			1,287,351	1,279,532
Stackline
An e-commerce data company that tracks products sold through online retailers.
11.95% HoldCo Note due 07/30/2028 (SOFR + 7.750%)	$2,655,157	07/01/21	$2,641,571	$2,655,156
Common Stock (B)	1,340 shs.	07/01/21	42,078	76,876
			2,683,649	2,732,032

See Notes to Consolidated Financial Statements 27

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.79%: (C)

Standard Elevator Systems
A scaled manufacturer of elevator components combining four elevator companies, Standard Elevator Systems, EMI Porta, Texacone, and ZZIPCO.
10.19% Term Loan due 12/02/2027 (SOFR + 5.750%) (G)	$1,204,524	12/02/21	$1,087,648	$1,004,803
10.03% Incremental Term Loan due 12/02/2027 (SOFR + 5.750%)	$452,827	04/04/24	447,476	418,412
			1,535,124	1,423,215
Stratus Unlimited
A nationwide provider of brand implementation services, including exterior and interior signage, refresh and remodel, and facility maintenance and repair.
9.91% Term Loan due 06/30/2027 (SOFR + 5.500%) (G)	$915,884	06/30/21	907,110	888,959
9.66% Incremental Term Loan due 06/30/2027 (SOFR + 5.250%) (G)	$716,910	06/10/24	362,653	346,258
Limited Liability Company Unit (B)	75 uts.	06/30/21	74,666	59,818
			1,344,429	1,295,035
SVI International, Inc.
A supplier of aftermarket repair parts and accessories for automotive lifts, automotive shop equipment, and other specialty equipment (hospital bed lifts, boat lifts, etc.).
11.04% Term Loan due 03/04/2030 (SOFR + 6.750%) (G)	$1,073,178	03/04/24	945,980	961,791
Limited Liability Company Unit (B) (F)	311,881 uts.	05/22/23	311,881	545,792
			1,257,861	1,507,583
Swoop
A provider of marketing data and engagement technology to the biopharma industry.
8.66% Term Loan due 04/12/2032 (SOFR + 4.500%) (G)	$500,000	04/11/25	270,821	272,727

Tank Holding
A manufacturer of proprietary rotational molded polyethylene and steel storage tanks and containers.
10.01% Term Loan due 03/31/2028 (SOFR + 5.750%) (G)	$484,459	03/31/22	458,110	457,797
10.26% Incremental Term Loan due 03/31/2028 (SOFR + 6.000%)	$222,539	05/22/23	219,106	220,981
			677,216	678,778
Tapco
A leading manufacturer, distributor, service provider and software provider of intelligent transportations safety systems in North America.
8.91% Term Loan due 11/15/2030 (SOFR + 4.750%)	$1,709,529	11/15/24	1,486,521	1,487,039
Common Stock (B)	23 shs.	*	24,529	30,456
*11/15/24 & 08/20/25			1,511,050	1,517,495

See Notes to Consolidated Financial Statements 28

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.79%: (C)

Team Air (Swifty Holdings LLC)
A leading HVAC wholesale distributor headquartered in Nashville, Tennessee.
14.00% Senior Subordinated Note due 05/25/2028	$1,035,000	05/01/23	$1,024,054	$1,019,682
14.00% Senior Subordinated Note due 05/25/2028	$201,250	08/01/24	198,399	198,271
14.00% Senior Subordinated Note due 05/25/2028	$61,333	12/02/24	60,388	60,426
Limited Liability Company Unit (B) (F)	891,204 uts.	05/01/23	901,630	739,700
			2,184,471	2,018,079
Tencarva Machinery Company
A distributor of mission critical, engineered equipment, replacement parts and services in the industrial and municipal end-markets.
8.90% Senior Term Loan due 12/20/2027 (SOFR + 4.750%) (G)	$1,939,311	12/20/21	1,605,229	1,595,961
8.90% Term Loan due 12/20/2027 (SOFR + 4.750%) (G)	$542,215	01/02/25	236,760	236,715
			1,841,989	1,832,676
Terrybear
A designer and wholesaler of cremation urns and memorial products for people and pets.
10.00% (4.00% PIK) Term Loan due 04/27/2028	$1,003,674	04/01/22	996,096	914,346
Limited Liability Company Unit (B) (F)	84,038 uts.	10/14/21	823,577	49,583
			1,819,673	963,929
The Caprock Group (aka TA/TCG Holdings, LLC)
A wealth manager focused on ultra-high-net-worth individuals, who have $25-30 million of investable assets on average.
8.91% Senior Term Loan due 12/22/2028 (SOFR + 4.750%) (G)	$1,218,891	05/21/25	672,574	672,812
8.91% Term Loan due 12/22/2028 (SOFR + 4.750%)	$530,544	12/22/21	333,402	332,725
			1,005,976	1,005,537
The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
8.91% Term Loan due 10/31/2031 (SOFR + 4.750%) (G)	$780,737	10/31/24	589,445	590,839

The Octave Music Group, Inc. (fka TouchTunes)
A global provider of digital music and media and introduced the play-for-play digital jukebox in 1998.
Limited Liability Company Unit (B)	25,641 uts.	04/01/22	25,641	74,359

Tipco Technologies
A fluid solution supplier for industrial, hydraulic and high-purity applications.
9.25% Term Loan due 12/03/2029 (SOFR + 5.250%) (G)	$580,105	08/01/24	527,444	527,446

See Notes to Consolidated Financial Statements 29

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.79%: (C)

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
9.60% Term Loan due 02/26/2027 (SOFR + 5.500%)	$1,695,073	02/26/21	$1,688,276	$1,440,812
2.00% Incremental Term Loan due 02/26/2027 (SOFR + 2.000%)	$57,452	10/19/23	56,723	48,834
			1,744,999	1,489,646
Trintech, Inc.
An international provider of core, cloud-based financial close software.
9.66% Term Loan due 07/25/2029 (SOFR + 5.500%) (G)	$1,696,969	07/25/23	1,576,628	1,602,171

Turnberry Solutions, Inc.
A provider of technology consulting services.
10.01% Term Loan due 09/02/2026 (SOFR + 5.750%)	$1,563,821	07/30/21	1,558,184	1,563,821

UHY LLP
A top 30 US CPA firm providing tax, audit and consulting advisory services primarily to middle market customers.
8.95% Term Loan due 11/21/2031 (SOFR + 4.750%) (G)	$1,960,682	11/22/24	918,612	935,809

Unosquare
A provider of outsourced digital engineering and software development services for the banking, financial services, insurance, life sciences, and high-tech industries.
8.91% Term Loan due 06/02/2031 (SOFR + 4.750%) (G)	$605,665	06/02/25	353,020	353,487
Limited Liability Company Unit (B)	15,278 uts.	06/02/25	15,278	15,278
			368,298	368,765
USA Industries
A manufacturer and supplier of piping isolation & testing products, tube plugs, flow measurement orifice plates, and heat exchanger tools which are sold or rented to customers.
13.75% (1.00% PIK) Term Loan due 06/30/2029	$632,173	03/14/24	627,184	633,790
Limited Liability Company Unit (B)	27,916 uts.	01/10/25	51,923	147,674
			679,107	781,464
U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
10.20% Term Loan due 06/01/2026 (SOFR + 5.750%) (G)	$2,474,970	*	2,468,964	2,470,020
11/30/18 & 10/10/24

VB Spine
A top-5 producer of spinal implants and devices used in fusion and non-fusion spinal surgeries.
12.80% Term Loan due 04/01/2030 (SOFR + 8.500%)	$1,574,312	04/01/25	$1,518,185	1,517,637
Common Stock (B)	26,485 shs.	04/01/25	—	—
			1,518,185	1,517,637

See Notes to Consolidated Financial Statements 30

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.79%: (C)

VitalSource
A provider of digital fulfillment software for the higher education sector.
8.67% Term Loan due 06/03/2030 (SOFR + 4.500%) (G)	$1,596,399	06/01/21	$1,548,488	$1,551,591
8.67% Incremental Term Loan due 06/03/2030 (SOFR + 4.500%)	$74,979	04/21/25	74,295	74,349
Limited Liability Company Unit (B)	1,891 uts.	04/21/25	18,909	49,787
			1,641,692	1,675,727
Warner Pacific Insurance Services
A wholesale insurance broker focused on employee benefits.
9.40% Term Loan due 12/27/2027 (SOFR + 5.000%) (G)	$1,347,484	08/01/23	810,572	815,497
9.10% Senior Term Loan due 12/27/2027 (SOFR + 5.000%)	$161,254	12/27/21	159,739	160,287
			970,311	975,784
Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
Limited Liability Company Unit (B) (F)	370,241 uts.	08/03/15	370,241	—

Whitcraft Holdings, Inc.
A leading supplier of highly engineered components for commercial and military aircraft engines.
10.50% Term Loan due 02/15/2029 (SOFR + 6.500%) (G)	$1,355,734	02/15/23	1,145,157	1,154,237
9.00% Incremental Term Loan due 09/30/2031 (SOFR + 5.000%)	$372,943	09/30/25	82,334	82,334
Limited Liability Company Unit (B)	4,206 uts.	02/15/23	42,058	73,686
			1,269,549	1,310,257
Wilson Language Training
A leading provider of supplemental literacy curriculum and professional development products for the K-12 market, with a particular emphasis on early reading (K-3).
9.07% Term Loan due 04/19/2032 (SOFR + 4.750%) (G)	$613,489	04/17/25	460,796	461,458

Woodland Foods, Inc.
A provider of specialty dry ingredients such as herbs & spices, rice & grains, mushrooms & truffles, chilies, and other ingredients to customers within the industrial, foodservice, and retail end-markets.
9.82% Term Loan due 12/29/2028 (SOFR + 5.500%) (G)	$1,221,127	12/01/21	1,001,607	998,468
9.80% Senior Term Loan due 12/29/2028 (SOFR + 5.500%)	$242,061	03/05/25	239,195	239,641
9.82% Incremental Term Loan due 12/29/2028 (SOFR + 5.500%)	$90,219	04/09/24	89,147	89,316
Limited Liability Company Unit (B) (F)	146 uts.	09/29/17	146,474	124,246
Preferred Stock (B) (F)	32 shs.	04/05/24	43,331	43,311
Common Stock (B) (F)	10 shs.	03/05/25	14,164	14,817
			1,533,918	1,509,799
World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
8.70% Term Loan due 03/22/2030 (SOFR + 4.500%) (G)	$1,700,384	03/22/24	1,591,105	1,616,437

See Notes to Consolidated Financial Statements 31

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.79%: (C)

Worldwide Electric Corporation
Develops, produces, and distributes electric motors, gear reducers, motor controls, generators, and frequency converters.
9.00% Term Loan due 10/03/2028 (SOFR + 5.000%) (G)	$975,668	10/03/22	839,236	845,590

Ziyad
An end-to-end importer, brand manager, value-added processor, and distributor of Middle Eastern and Mediterranean foods.
9.90% Term Loan due 02/09/2028 (SOFR + 5.750%) (G)	$977,143	02/09/22	876,045	872,873
9.90% Incremental Term Loan due 02/09/2028 (SOFR + 5.750%)	$673,269	08/31/23	665,068	665,796
Limited Liability Company Unit (B) (F)	31 uts.	02/09/22	31,256	61,035
			1,572,369	1,599,704

Total Private Placement Investments (E)			$159,488,727	$169,180,147

See Notes to Consolidated Financial Statements 32

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.34%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 3.55%: (H)

Bonds - 3.55%
Carriage Purchaser Inc.	7.875	10/15/2029	$750,000	$622,928	$697,228
County of Gallatin MT	11.500	09/01/2027	340,000	340,000	350,174
CSC Holdings LLC	5.000	11/15/2031	625,000	548,391	218,750
Inmarsat Finance PLC	9.000	09/15/2029	480,000	479,794	504,674
Liberty Cablevision of Puerto Rico	6.750	10/15/2027	750,000	708,829	449,074
Nielsen	9.290	04/15/2029	658,000	648,285	645,952
Prince	9.000	02/15/2030	740,000	662,340	418,100
Radiology Partners, Inc	9.781	02/15/2030	825,150	791,604	806,945
Staples	10.750	09/01/2029	750,000	731,924	741,577
Terrier Media Buyer, Inc.	8.875	12/15/2027	428,000	420,154	393,084
Wilsonart	11.000	08/15/2032	750,000	740,694	730,087
Total Bonds				6,694,943	5,955,645

Common Stock - 0.00%
TherOX, Inc. (B)			2 shs	—	—
Touchstone Health Partnership (B)			292 shs	—	—
Total Common Stock				—	—

Total Rule 144A Securities				$6,694,943	$5,955,645

Total Corporate Restricted Securities				$166,183,670	$175,135,792

See Notes to Consolidated Financial Statements 33

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2025
(Unaudited)

Corporate Public Securities - 4.14%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 3.75%
AP Highlands		9.375	10/16/2028	$705,446	$700,086	$705,446
Aretec Group Inc	3.500	7.663	8/9/2030	841,511	843,478	841,376
Bausch Health Companies Inc.	6.250	10.413	10/8/2030	915,138	894,247	900,550
BMC Software	5.750	9.949	7/30/2032	1,000,000	988,680	972,500
Fidelis	5.000	9.322	10/17/2031	992,500	988,211	988,232
Mcafee	6.250	10.818	7/27/2028	34,369	34,369	6,845
Precisely	4.000	8.570	4/24/2028	931,762	924,427	896,821
Syncsort Incorporated	7.250	11.820	4/23/2029	222,222	221,454	211,760
Twitter	6.500	10.958	10/26/2029	496,173	495,620	486,319
Two Kings Casino	4.750	8.913	3/29/2032	280,400	279,094	286,359
Total Bank Loans					6,369,666	6,296,208

Bonds - 0.39%
Jetblue Airways	—	9.875	09/20/31	650,000	691,216	659,277
Total Bonds					691,216	659,277

Total Corporate Public Securities					$7,060,882	$6,955,485

Total Investments		108.48%			$173,244,552	$182,091,277
Other Assets		5.27				8,848,145
Liabilities		(13.75)				(23,087,415)
Total Net Assets		100.00%				$167,852,007
(A)    In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)    Non-income producing security.
(C)    Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)    Defaulted security; interest not accrued.
(E)    Illiquid securities. As of September 30, 2025, the value of these securities amounted to $169,180,147 or 100.79% of net assets.
(F)    Held in PI Subsidiary Trust.
(G)    A portion of these securities contain unfunded commitments. As of September 30, 2025, total unfunded commitments amounted to $20,247,521 and had unrealized depreciation of $(85,331) or (0.05)% of net assets. See Note 7.
(H)    Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
(I)    Security received at zero cost through a restructuring of previously held debt or equity securities.

PIK - Payment-in-kind
SOFR - Secured Overnight Financing Rate

See Notes to Consolidated Financial Statements 34

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2025
(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 5.45%
Accurus Aerospace	$470,442
Applied Aerospace Structures Corp.	839,591
Bridger Aerospace	196,747
Compass Precision	2,526,764
County of Gallatin MT	350,174
CTS Engines	1,323,940
Mission Microwave	633,088
Trident Maritime Systems	1,489,646
Whitcraft Holdings, Inc.	1,310,257
9,140,649
AIRLINES - 1.38%
Echo Logistics	1,658,405
Jetblue Airways	659,277
2,317,682
AUTOMOTIVE - 3.32%
Aurora Parts & Accessories LLC (d.b.a Hoosier)	391,646
BBB Industries LLC - DBA (GC EOS Buyer Inc.)	450,959
EFC International	1,339,844
Omega Holdings	425,411
Randy's Worldwide	178,269
Spatco	1,279,532
SVI International, Inc.	1,507,583
5,573,244
BROKERAGE, ASSET MANAGERS & EXCHANGES - 1.45%
Aretec Group Inc	841,376
The Caprock Group (aka TA/TCG Holdings, LLC)	1,005,537
The Hilb Group, LLC	590,839
2,437,752
BUILDING MATERIALS - 1.32%
Decks Direct	934,504
Lockmasters Incorporated	545,108
Wilsonart	730,087
2,209,699
CABLE & SATELLITE - 0.70%
CSC Holdings LLC	218,750
Inmarsat Finance PLC	504,674
Liberty Cablevision of Puerto Rico	449,074
1,172,498
CAPITAL GOODS - 0.61%
GME Supply	1,027,959

Industry Classification:	Fair Value/ Market Value

CHEMICALS - 1.13%
Americo Chemical Products	$664,069
Polytex Holdings LLC	815,439
Prince	418,100
1,897,608
CONSUMER CYCLICAL SERVICES - 7.71%
CEC Entertainment Inc	342,609
CJS Global	2,770,675
Expert Institute Group	150,538
LYNX Franchising	2,380,970
Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)	392,269
Mobile Pro Systems	1,272,696
ROI Solutions	1,042,357
Staples	741,577
Swoop	272,727
Team Air (Swifty Holdings LLC)	2,018,079
Turnberry Solutions, Inc.	1,563,821
12,948,318
CONSUMER INDUSTRIAL - 0.90%
Tapco	1,517,495

CONSUMER PRODUCTS - 3.59%
Elite Sportswear Holding, LLC	158,375
Handi Quilter Holding Company (Premier Needle Arts)	28,019
Ice House America	997,107
Jones Fish	2,957,124
Renovation Brands (Renovation Parent Holdings, LLC)	915,673
Terrybear	963,929
6,020,227
DIVERSIFIED MANUFACTURING - 4.34%
Accelevation	180,489
HTI Technology & Industries Inc.	744,229
MNS Engineers, Inc.	698,000
Process Insights Acquisition, Inc.	697,959
Safety Products Holdings, Inc.	2,013,503
Standard Elevator Systems	1,423,215
Tank Holding	678,778
Worldwide Electric Corporation	845,590
7,281,763

See Notes to Consolidated Financial Statements 35

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2025
(Unaudited)

Industry Classification:	Fair Value/ Market Value

ELECTRIC - 2.73%
Cascade Services	$1,474,279
Dwyer Instruments, Inc.	1,670,535
Franklin Energy	699,002
Pro Vision	741,149
4,584,965
ENVIRONMENTAL - 1.39%
ENTACT Environmental Services, Inc.	970,658
Northstar Recycling	1,359,145
2,329,803
FINANCE COMPANIES - 1.14%
AP Highlands	705,446
Portfolio Group	1,214,558
1,920,004
FINANCIAL OTHER - 2.57%
Bishop Street Underwriters	398,591
Coduet Royalty Holdings, LLC	121,945
Cogency Global	1,525,801
Fidelis	988,232
Merchant Industry	344,596
UHY LLP	935,809
4,314,974
FOOD & BEVERAGE - 3.15%
California Custom Fruits & Flavors	318,317
PANOS Brands LLC	437,627
Sara Lee Frozen Foods	1,418,782
Woodland Foods, Inc.	1,509,799
Ziyad	1,599,704
5,284,229
GAMING - 0.17%
Two Kings Casino	286,359

HEALTHCARE - 8.05%
Cadence, Inc.	1,198,181
Cloudbreak	2,294,148
Golden Ceramic Dental Lab	1,477,656
Heartland Veterinary Partners	2,443,824
HemaSource, Inc.	766,279
Home Care Assistance, LLC	710,233
Illumifin	402,376
Innovia Medical	453,465
Navia Benefit Solutions, Inc.	1,631,194
Radiology Partners, Inc	806,945
Real Chemistry	339,348
13,513,301

Industry Classification:	Fair Value/ Market Value

HEALTH INSURANCE - 0.58%
Warner Pacific Insurance Services	$975,784

INDUSTRIAL OTHER - 21.09%
Accredited Labs	1,000,000
Application Bootcamp LLC	1,063,540
BKF Engineers	505,911
Caldwell & Gregory LLC	1,465,765
Coker	647,353
Concept Machine Tool Sales, LLC	571,752
Door & Window Guard Systems	431,760
Electric Equipment and Engineering	1,710,591
Gojo Industries	618,561
LaunchPad Home Group	451,260
Madison Indoor Air Solutions	13,843,763
Media Recovery, Inc.	986,276
Momentum Group	423,235
MSI Express	408,615
Ocelot Holdco	487,340
ORS Nasco	423,795
Polara (VSC Polara LLC)	1,128,474
ProcessBarron (Process Equipment, Inc. / PB Holdings, LLC)	666,185
RapidAir	311,122
SBP Holdings	677,985
Stratus Unlimited	1,295,035
Tencarva Machinery Company	1,832,676
Tipco Technologies	527,446
USA Industries	781,464
VB Spine	1,517,637
World 50, Inc.	1,616,437
35,393,978
LOCAL AUTHORITY - 0.87%
LeadsOnline	1,456,986

MEDIA & ENTERTAINMENT - 6.14%
Advantage Software	60,017
ASC Communications, LLC (Becker's Healthcare)	1,660,160
BrightSign	1,491,262
DistroKid (IVP XII DKCo-Invest, LP)	2,142,786
Music Reports, Inc.	1,309,617
RKD Group	1,440,730
Rock Labor	409,627
Screenvision Media	865,499
Terrier Media Buyer, Inc.	393,084
See Notes to Consolidated Financial Statements 36

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2025
(Unaudited)

Industry Classification:	Fair Value/ Market Value

The Octave Music Group, Inc. (fka TouchTunes)	$74,359
Wilson Language Training	461,458
10,308,599
PACKAGING - 1.47%
Brown Machine LLC	733,922
Diversified Packaging	1,238,349
Five Star Holding, LLC	502,462
2,474,733
PHARMACEUTICALS - 0.54%
Bausch Health Companies Inc.	900,550

PROPERTY & CASUALTY - 1.02%
Pearl Holding Group	1,717,926

TECHNOLOGY - 22.33%
ABC Legal Services	312,539
AdaCore Inc	1,014,252
Becklar	878,666
Best Lawyers (Azalea Investment Holdings, LLC)	1,621,871
BMC Software	972,500
CAi Software	645,071
Cash Flow Management	933,144
CloudOne Digital Corp	807,012
CloudWave	1,761,169
Cognito Forms	1,606,413
Coherus Biosciences	297,229
Command Alkon	33,872
Comply365	622,904
DataServ	19,301
EFI Productivity Software	526,551
Follett School Solutions	1,508,479
HaystackID	584,698
Mcafee	6,845
Net at Work	1,112,537
Newforma	706,281
Nielsen	645,952
Precisely	896,821
ProfitOptics	877,097
Project Halo	571,501
Recovery Point Systems, Inc.	1,303,061
RPX Corp	2,205,659
Ruffalo Noel Levitz	311,444
Scaled Agile, Inc.	1,302,491
Smartling, Inc.	1,565,184

Industry Classification:	Fair Value/ Market Value

smartShift Technologies	$1,366,918
Sonicwall	914,151
Stackline	2,732,032
Syncsort Incorporated	211,760
Trintech, Inc.	1,602,171
Twitter	486,319
Unosquare	368,765
U.S. Legal Support, Inc.	2,470,020
VitalSource	1,675,727
37,478,407

TRANSPORTATION SERVICES - 3.34%
AIT Worldwide Logistics, Inc.	106,210
Carriage Purchaser Inc.	697,228
eShipping	883,598
FragilePAK	1,116,827
Pegasus Transtech Corporation	1,689,629
RoadOne IntermodaLogistics	638,332
SEKO Worldwide, LLC	473,961
5,605,785
Total Investments - 108.48%
(Cost - $173,244,552)	$182,091,277

See Notes to Consolidated Financial Statements 37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Barings Participation Investors
(Unaudited)

1. History
Barings Participation Investors (the “Trust”) was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.
The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stock. Below investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.
On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“PI Subsidiary Trust”) for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.
A. Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.
Determination of Fair Value
The net asset value (“NAV”) of the Trust’s shares is determined as of the close of business on the last business day of each quarter, as of the date of any distribution, and at such other times as Barings, as the Trust’s valuation designee under Rule 2a-5 of the 1940 Act, shall determine the fair value of the Trust’s investments, subject to the general oversight of the Board.
Barings has established a Pricing Committee which is responsible for setting the guidelines used in fair valuation and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. Barings reports to the Board each quarter regarding the valuation of each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. The consolidated financial statements include private placement restricted securities valued at $169,180,147 (100.79% of net assets) as of September 30, 2025, the values of which have been estimated by Barings based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.
Independent Valuation Process
The fair value of bank loans and equity investments that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will be submitted to an independent provider to perform an independent valuation on those bank loans and equity investments as of the end of each quarter. Such bank loans and equity investments will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer. The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will

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determine the point within that range that it will use in making valuation determinations. The Adviser will use its internal valuation model as a comparison point to validate the price range provided by the valuation provider. If the Advisers’ Pricing Committee disagrees with the price range provided, it may make a fair value determination that is outside of the range provided by the independent valuation provider, such determination to be reported to the Trustees in the Adviser’s quarterly reporting to the Board. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio.
Following is a description of valuation methodologies used for assets recorded at fair value:
Corporate Public Securities at Fair Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks
The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At September 30, 2025, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.
Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.
The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.
Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.
At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.
Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds
The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.
The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.
Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s
The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.
To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.

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Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Increases/ (decreases) to the company’s EBITDA and/or valuation multiple would result in increases/ (decreases) to the equity value.
 Short-Term Securities
Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.
New Accounting Pronouncements
In June 2022, the FASB issued Accounting Standards Update, 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction ("ASU 2022-03"). The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. The Trust has determined that this guidance has not had a significant impact on its consolidated financial statements.
In November 2023, the FASB issued Accounting Standards Update, 2023-07, Segment Reporting (Topic 280) (“ASU 2023-07”), which applies to all entities that are required to report segment information in accordance with Topic 280, Segment Reporting. The amendments in ASU 2023-07 improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. The effective dates for the amendments in ASU 2023-07 are for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. The Trust adopted the aforementioned guidance and it did not have a material impact on the Fund’s consolidated financial statements. See “Segments” below for disclosure.
Segments
The Trust makes investments in securities of issuers that operate in various industries. The Trust represents a single reporting segment, where performance is measured against its single investment objective as described in Note 1. The segment generates revenues through debt investments, and on a limited basis, may acquire equity investments in portfolio companies. The accounting policies of the single segment is the same as those described in “Significant Accounting Policies.” The Trust has identified the President and Chief Financial Officer as the chief operating decision makers (“CODM”), who evaluate the performance of the single segment. The CODM uses segment net investment income before taxes and net increase in net assets resulting from operations to determine the capital allocation of the Trust, the dividend policy, and the Trust’s investment strategy, which is outlined in Note 1. As the Trust operates as a single reportable segment, the segment assets are presented on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and the net investment income before taxes, significant segment expenses and net increase in net assets resulting from operations are presented on the accompanying Consolidated Statements of Operations.

Fair Value Hierarchy
The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)
The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of September 30, 2025.

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The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of September 30, 2025 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$6,771,084	$—	$5,955,645	$815,439
Bank Loans	142,697,612	—	914,151	141,783,461
Common Stock - U.S.	3,838,190	—	—	3,838,190
Preferred Stock	805,432	—	—	805,432
Partnerships and LLCs	21,023,474	—	—	21,023,474
Public Securities
Bank Loans	6,296,208	—	4,602,530	1,693,678
Corporate Bonds	659,277	—	659,277	—
Total	$182,091,277	$—	$12,131,603	$169,959,674
See information disaggregated by security type and industry classification in the Unaudited Consolidated Schedule of Investments.

Quantitative Information about Level 3 Fair Value Measurements
The following table represents quantitative information about Level 3 fair value measurements as of September 30, 2025:

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted*
Bank Loans	$119,365,539	Yield Analysis	Market Yield	7.6% - 21.2%	10.6%
	$934,504	Market Approach	Earnings Multiple	7.3x - 9.8x	8.2x
	$3,168,617	Market Approach		7.3x - 9.8x	8.2x
Corporate Bonds	$815,439	Market Approach	Revenue Multiple	0.2x	0.2x
Equity Securities**	$318,692	Yield Analysis	Market Yield	12.2% - 29.0%	18.6%
	$25,050,624	Enterprise Value Waterfall Approach	Valuation Multiple	0.1x - 27.5x	12.3x
	$76,876	Market Approach	Revenue Multiple	0.2x - 8.8x	8.8x
Certain of the Trust’s Level 3 equity securities investments may be valued using unadjusted inputs that have not been internally developed by the Trust, including recently purchased securities held at cost. As a result, fair value of assets of $20,229,384 have been excluded from the preceding table.
* The weighted averages disclosed in the table above were weighted by relative fair value
** Including partnerships and LLC’s

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Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2024	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3*	Transfers out of Level 3*	Ending balance at 09/30/2025
Restricted Securities
Corporate Bonds	$959,937	$(144,498)	$—	$—	$—	$—	$—	$815,439
Bank Loans	137,695,499	(293,578)	36,848,213	(5,141,188)	(27,325,485)	—	—	141,783,461
Common Stock - U.S.	4,285,172	(429,582)	197,243	(214,643)	—	—	—	3,838,190
Preferred Stock	657,453	(32,478)	183,637	(3,180)	—	—	—	805,432
Partnerships and LLCs	20,662,269	1,408,227	301,688	(1,348,710)	—	—	—	21,023,474
Public Securities
Bank Loans	2,282,891	18,287	—	—	(607,500)	—	—	1,693,678
Total	$166,543,221	$526,378	$37,530,781	$(6,707,721)	$(27,932,985)	$—	$—	$169,959,674
* For the nine months ended September 30, 2025, there were no transfers into or out of Level 3.

OID Amortization, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase / (Decrease) in Net Assets Resulting from Operations	Change in Unrealized Depreciation in Net Assets from assets still held
Interest - OID Amortization	$405,975	-
Net realized loss on investments before taxes	(238,084)	-
Net change in unrealized appreciation of investments before taxes	358,487	(525,640)
B. Accounting for Investments:
Investment Income
Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of September 30, 2025, the fair value of the Trust’s non-accrual assets was $1,126,078, or 0.6% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $2,353,145 or 1.4% of the total cost of the Trust’s portfolio.
Payment-in-Kind Interest
The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash. Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest

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income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of September 30, 2025, the Trust held no PIK non-accrual assets.
Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.
C. Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
D. Federal Income Taxes:
The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.
The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.
The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of September 30, 2025, the PI Subsidiary Trust has incurred income tax expense of $93,469.
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of September 30, 2025, the PI Subsidiary Trust has a deferred tax liability of $173,701.
E. Distributions to Shareholders:
The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year. The Trust’s net realized capital gain distribution, if any, is declared in December.
3. Investment Services Contract
A. Services:
Under an Investment Services Contract (the “Contract”) with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.
B. Fee:
For its services under the Contract, Barings is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust’s net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority

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of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.
4. Borrowings
Senior Secured Indebtedness
MassMutual holds the Trust’s $15,000,000 Senior Floating Rate Convertible Note (the “Note”) issued by the Trust on December 13, 2023. The Note is due December 13, 2033, and accrues interest at the rate of SOFR plus 2.20% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the nine months ended September 30, 2025 the Trust incurred total interest expense on the Note of $742,625.
The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (1) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at a rate which is equal to the lesser of (i) the interest rate applicable interest on the premium calculation date, and (ii) 0.50% plus the Treasury Constant Yield at such time, over (2) the principal of the Note proposed to be redeemed. If the amount designated in clause (1) above is equal to or less than the amount specified in clause (2) above, then the Make Whole Premium shall be 3.00%.
Credit Facility
On July 22, 2021 (the “Effective Date”), MassMutual provided to the Trust, a five-year $15,000,000 committed revolving credit facility. Borrowings under the revolving credit facility bear interest, at the rate of LIBOR plus 2.25%. The Trust will also be responsible for paying a commitment fee of 0.50% on the unused amount. On December 13, 2023, the Trust amended the credit agreement with MassMutual to increase the aggregate commitment amount by $7,500,000 to a total aggregate commitment amount of $22,500,000, extend the maturity date to December 13, 2028, and set the interest accrual to a rate of SOFR plus 2.20% on the outstanding borrowings. Deferred financing fees in the amount of $144,556 are presented on the Consolidated Statement of Assets & Liabilities.
The average principal balance and interest rate for the period during which the credit facility was utilized for the nine months ended September 30, 2025, was approximately $9,237,179 and 6.52%, respectively. As of September 30, 2025, the principal balance outstanding was $7,250,000 at an interest rate of 6.38%. For the nine months ended September 30, 2025, the Trust incurred total interest expense on the Credit Facility of $456,584.
5. Purchases and Sales of Investments

	For the nine months ended 09/30/2025
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$35,400,320	$36,537,168
Corporate public securities	694,350	2,606,783
6. Risks
Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include:
Below Investment Grade (high yield/junk bond) Instruments Risk
Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations. Below investment grade debt instruments are considered to be predominantly speculative investments. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of below investment grade debt instruments may be affected by legislative and regulatory

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developments. Because below investment grade debt instruments are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Trust.
Borrowing and Leverage Risk
The Trust may borrow, subject to certain limitations, to fund redemptions, post collateral for hedges or to purchase loans, bonds and structured products prior to settlement of pending sale transactions. Any such borrowings, as well as transactions such as when-issued, delayed-delivery, forward commitment purchases and loans of portfolio securities, can result in leverage. The use of leverage involves special risks, and makes the net asset value of the Trust and the yield to shareholders more volatile. There can be no assurance that the Trust’s leveraging strategies would be successful. In addition, the counterparties to the Trust’s leveraging transactions will have priority of payment over the Trust’s shareholders.
Credit Risk
Credit risk is the risk that one or more debt obligations in the Trust’s portfolio will decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated instruments. They do not, however, evaluate the market value risk of below investment grade debt instruments and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the instruments. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on Barings’s credit analysis than would be the case with investments in investment grade instruments. Barings employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trends.
One or more debt obligations in the Trust’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status or due to changes in the specific or general market, economic, industry, political, regulatory, public health or other conditions.
Cybersecurity Risk
A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of the information resources of us, Barings or our portfolio investments. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our or Barings’ information systems or those of our portfolio investments for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. Barings’ employees may be the target of fraudulent calls, emails and other forms of activities. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to business relationships. The Trust’s business operations rely upon secure information technology systems for data processing, storage, and reporting. The Trust depends on the effectiveness of the information and cybersecurity policies, procedures, and capabilities maintained by its affiliates and their respective third-party service providers to protect their computer and telecommunications systems and the data that reside on or are transmitted through them.
Substantial costs may be incurred in order to prevent any cyber incidents in the future. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. As the Trust’s and our portfolio investments’ reliance on technology has increased, so have the risks posed to the Trust’s information systems, both internal and those provided by Barings and third-party service providers, and the information systems of the Trust’s portfolio investments. Barings has implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as the Trust’s increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that the Trust’s financial results, operations or confidential information will not be negatively impacted by such an incident. In addition, cybersecurity continues to be a key priority for regulators around the world, and some jurisdictions have enacted laws requiring companies to notify individuals or the general investing public of data security breaches involving certain types of personal data, including the SEC, which, on July 26, 2023, adopted amendments requiring the prompt public disclosure of certain cybersecurity breaches. If the Trust fails to comply with the relevant laws and regulations, the Trust could suffer financial losses, a disruption of the Trust’s business, liability to investors, regulatory intervention or reputational damage.
Defaults by Portfolio Investments
A portfolio investment’s failure to satisfy financial or operating covenants imposed by the Trust or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other

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agreements and jeopardize a portfolio investment’s ability to meet its obligations under the debt or equity securities that the Trust holds. The Trust may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio investment.
Duration Risk
The Trust may invest in investments of any duration or maturity. Although stated in years, duration is not simply a measure of time. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Trust’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Inflation Risk
Certain of the Trust’s portfolio investments are in industries that could be impacted by inflation. If such portfolio investments are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on the Trust’s loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in the Trust’s portfolio investments’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of the Trust’s portfolio investments could result in future realized or unrealized losses and therefore reduce the Trust’s net assets resulting from operations.
Liquidity Risk
The Trust may, subject to certain limitations, invest in illiquid securities (i.e., securities that cannot be disposed of in current market conditions in seven calendar days or less without the disposition significantly changing the market value of the security). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Some securities may be subject to restrictions on resale. Illiquid securities may be difficult to value. Also, the Trust may not be able to dispose of illiquid securities at a favorable time or price when desired, and the Trust may suffer a loss if forced to sell such securities for cash needs. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities.
Loan Risk
The loans in which the Trust may invest are subject to a number of risks. Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are not as easily purchased or sold as publicly traded securities and there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent.
These factors may have an adverse effect on the market price of the loan and the Trust’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Trust to obtain precise valuations of the high yield loans in its portfolio. The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. It is possible that sale proceeds from loan transactions will not be available to meet redemption obligations, in which case the Trust may be required to utilize cash balances or, if necessary, sell its more liquid investments or investments with shorter settlement periods. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Trust, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Management Risk

The Trust is subject to management risk because it is an actively managed portfolio. Barings apply investment techniques and risk analyses in making investment decisions for the Trust, but there can be no guarantee that such techniques and analyses will produce the desired results.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
Market Risk
The value of the Trust’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health and other conditions, as well as investor perceptions of these conditions. Such conditions may include, but are not limited to, war, terrorism, natural and environmental disasters and epidemics or pandemics (including the recent coronavirus pandemic), which may be highly disruptive to economies and markets. Such conditions may also adversely affect the liquidity of the Trust’s securities. The Trust is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Prepayment and Extension Risk
Prepayment and extension risk is the risk that a loan, bond or other investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with mortgage-backed and other asset-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Trust may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Trust. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The Trust may be unable to capitalize on securities with higher interest rates or wider spreads because the Trust’s investments are locked in at a lower rate for a longer period of time.
Valuation Risk
Under the 1940 Act, the Trust is required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in good faith by the Board of Trustees. The Board has designated Barings as valuation designee to perform the Trust’s fair value determinations relating to the value of our assets for which market quotations are not readily available.
Typically there is not a public market for the securities in which we have invested and will generally continue to invest. Barings conducts the valuation of such investments, upon which the Trust’s net asset value is primarily based, in accordance with its valuation policy, as well as established and documented processes and methodologies for determining the fair values of investments on a recurring basis in accordance with the 1940 Act and ASC Topic 820. The Trust’s current valuation policy and processes were established by Barings and have been approved by the Board. The Adviser has established a pricing committee that is, subject to the oversight of the Board, responsible for the approval, implementation and oversight of the processes and methodologies that relate to the pricing and valuation of assets held by the Trust. Barings uses independent third-party providers to price the portfolio, but in the event an acceptable price cannot be obtained from an approved external source, Barings will utilize alternative methods in accordance with internal pricing procedures established by Barings’ pricing committee.
The determination of fair value and consequently, the amount of unrealized appreciation and depreciation in the Trust’s portfolio, is to a certain degree subjective and dependent on the judgment of Barings. Certain factors that may be considered in determining the fair value of the Trust’s investments include the nature and realizable value of any collateral, the portfolio investment’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio investment does business, comparison to comparable publicly-traded companies, discounted cash flows and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, Barings’ determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, Barings’ fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that the Trust may ultimately realize upon the sale or disposition of one or more of its investments. As a result, investors purchasing the Trust’s securities based on an overstated net asset value would pay a higher price than the value of the Trust’s investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of the Trust’s investments might warrant.
7. Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
At September 30, 2025, the Trust had the following unfunded commitments:

Delayed Draw Term Loans	Unfunded Amount		Unfunded Value
ABC Legal Services Inc	$95,023		$95,005
Accelevation	57,179		57,998
Adacore Inc	30,613		32,378
Applied Aerospace Structures Corp.	23,125		23,319
Becklar	22,157		23,702
Bishop Street Underwriter	246,159		246,089
Caldwell & Gregory LLC	73,313		76,538
California Custom	73,457		74,422
Cash Flow Management	271,461		271,545
Coker	499,815		499,333
EFI Productivity Software	282,807		282,789
Expert Institute	154,480		154,645
Global Point Technology Group	102,273		96,469
GME Supply	169,436		169,415
Golden Ceramic Dental Lab	186,486		186,470
HaystackID	346,085		348,429
Ice House America	163,225		158,645
LaunchPad Home Group	1,035,000		1,035,000
Lockmasters Incorporated	118,575		118,777
Merchant Industry	210,431		210,431
MSI Express	83,710		83,995
Net at Work	476,989		485,576
New CAi	172,387		172,350
Project Halo	335,366		335,881
Randy's Worldwide	12,774		13,502
Rapidair Compressed Air Products	163,983		162,112
Real Chemistry	79,693		79,451
RKD GROUP	189,174		189,301
ROI Solutions	201,719		203,737
SBP Holdings	395,272		397,364
SPATCO	203,850		205,034
Stratus Unlimited	352,257		337,240
Swoop	181,818		182,242
Tencarva Machinery Company	299,373		299,342
The Caprock Group	535,353		535,457
The Hilb Group, LLC	106,797		107,024
Tipco Technologies	9,019		9,021
UHY LLP	813,059		820,670
Unosquare	164,365		164,492
VitalSource	31,398		31,421
Warner Pacific Insurance Services	523,902		526,250
Whitcraft LLC	286,879		286,879
Wilson Language Training	34,224		34,269
	$9,814,461	$—	$9,824,009

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)

Revolvers	Unfunded Amount	Unfunded Value
ABC Legal Services Inc	$86,650	$86,633
Accelevation	43,996	44,690
Accurus Aerospace International UK Buyer	44,211	43,862
Adacore Inc	101,913	102,568
Americo Chemical Products	120,041	120,507
Applied Aerospace Structures Corp.	14,475	14,841
ASC Communications, LLC	22,664	22,624
Becklar	103,058	104,392
Best Lawyers	110,577	111,373
BKF Engineers	165,590	166,203
BrightSign	69,338	69,794
Caldwell & Gregory LLC	172,500	174,654
California Custom	55,093	55,383
Cascade Services	66,176	66,287
Cash Flow Management	75,372	75,269
CJS Global	242,424	242,971
Cloudbreak	152,778	153,794
CloudOne	180,488	180,428
Cogency Global	82,652	83,305
Cognito Forms	94,521	94,641
Coker	111,400	111,332
Comply365	52,748	53,328
Decks Direct, LLC	308,432	189,647
Door and Window Guard Systems Inc	110,603	110,709
EFI Productivity Software	70,948	70,793
eShipping	159,541	160,734
Expert Institute	83,058	83,147
Franklin Energy	60,437	60,403
Global Point Technology	68,182	64,313
GME Supply	137,551	137,534
Golden Ceramic Dental Lab	186,486	186,470
HaystackID	83,998	84,567
HemaSource, Inc.	202,373	205,672
Ice House America	12,613	10,744
Innovia Medical	42,580	42,604
Jones Fish	159,688	159,906
LaunchPad Home Group	207,000	207,000
LeadsOnline	224,512	225,445
Lockmasters Incorporated	50,872	50,854
Magnolia Wash Holdings	23,180	23,301
Media Recovery, Inc.	265,857	266,564
Merchant Industry	62,222	62,222
Mission Microwave	87,267	86,241
Momentum Group	54,042	54,081
MSI Express	60,933	61,086
Net at Work	130,682	132,831
New CAi	172,542	172,505

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)

Revolvers	Unfunded Amount		Unfunded Value
Newforma	$46,406		$45,243
Northstar Recycling	208,264		208,380
Omega Holdings	176,932		178,403
Polara	150,690		152,670
ProfitOptics	154,839		156,389
Project Halo	83,333		83,461
Pro-Vision	178,577		179,065
Randy's Worldwide	7,187		7,496
Rapidair Compressed Air Products	81,992		81,056
Real Chemistry	78,859		78,895
RKD GROUP	75,056		75,144
RoadOne IntermodaLogistics	10,970		12,630
Rock Labor	57,867		58,663
ROI Solutions	180,553		182,353
RPX Corp	252,041		253,071
Ruffalo Noel Levitz	48,259		48,697
SBP Holdings	162,503		163,889
Screenvision	52,464		52,461
Smartling, Inc.	101,471		102,173
smartShift Technologies	168,014		170,754
SPATCO	204,986		205,786
Standard Elevator Systems	108,178		98,123
SVI International, Inc.	111,386		113,027
Swoop	60,606		60,888
Tank Holding Corp	21,818		21,804
TAPCO	201,121		201,182
Tencarva Machinery Company	321,435		319,994
The Caprock Group	193,150		192,947
The Hilb Group, LLC	77,714		77,864
Tipco Technologies	38,070		38,071
Top Tier Admissions	367,021		365,719
Trintech Inc	88,010		89,865
UHY LLP	211,814		213,828
Unosquare	79,696		79,758
Whitcraft LLC	254,167		255,736
Wilson Language Training	111,304		111,424
Woodland Foods, Inc.	210,448		209,925
World 50, Inc.	83,947		85,198
Worldwide Electric Corporation	124,224		125,033
Ziyad	93,424		92,864
	10,433,060		10,338,181

Total Unfunded Commitments	$20,247,521	$—	$20,262,180

As of September 30, 2025, unfunded commitments had unrealized depreciation of $(85,331) or (0.05)% of net assets.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
8. Quarterly Results of Investment Operations (unaudited)

	March 31, 2025
	Amount	Per Share
Investment income	$4,405,947
Net investment income (net of taxes)	3,351,767	$0.31
Net realized and unrealized loss on investments (net of taxes)	(1,292,938)	(0.12)

	June 30, 2025
	Amount	Per Share
Investment income	$4,500,484
Net investment income (net of taxes)	3,396,865	$0.32
Net realized and unrealized gain on investments (net of taxes)	786,282	0.07

	September 30, 2025
	Amount	Per Share
Investment income	$4,443,669
Net investment income (net of taxes)	3,341,282	$0.31
Net realized and unrealized gain on investments (net of taxes)	43,817	0.01

9. Subsequent Events
The Trust has evaluated the possibility of subsequent events after the balance sheet date of September 30, 2025, through the date that the financial statements are issued.
On November 25th, 2025, the Trust issued a new term note to MassMutual Life Insurance Company and MassMutual Ascend Life Insurance Company in the amount of $22,500,000 (the "Note"). The Note will be due on November 24th, 2030 and interest charged is at the rate of SOFR (Secure Overnight Offering Rate) plus 2.00% on the outstanding borrowings. This Note is in addition to the Trust's outstanding Senior Fixed Rate Convertible Note held by MassMutual.

This privacy notice is being provided on behalf of Barings LLC and its affiliates: Barings Securities LLC; Barings Australia Pty Ltd; Barings Japan Limited; Barings Investment Advisers (Hong Kong) Limited; Barings Funds Trust; Barings Global Short Duration High Yield Fund; Barings BDC, Inc.; Barings Corporate Investors and Barings Participation Investors (together, for purposes of this privacy notice, “Barings”).
When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.
We may collect non-public personal information about you from:
• Applications or other forms, interviews, or by other means;
• Consumer or other reporting agencies, government agencies, employers or others;
• Your transactions with us, our affiliates, or others; and
• Our Internet website.
We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.
Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.
We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.
This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number - whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.
Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.
April 2019

Members of the Board of
Trustees

Clifford M. Noreen
Chairman

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

David M. Mihalick

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers
Christina Emery
President

Christopher D. Hanscom
Chief Financial Officer
Treasurer

Ashlee Steinnerd
Chief Legal Officer

Itzbell Branca
Chief Compliance Officer

Andrea Nitzan
Principal Accounting Officer

Alexandra Pacini
Secretary

Sean Feeley
Vice President

Joseph Evanchick
Vice President

Matthew Curtis
Tax Officer

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN
Barings Participation Investors (the “Trust”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by SS&C GIDS, the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. Pursuant to the Trust’s Policy on the Determination of Fair Value, the net asset value of the Trust’s shares is determined by Barings, as the Trust’s valuation designee under Rule 2a-5 of the 1940 Act. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings on the valuation date. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to SS&C GIDS, Transfer Agent for Barings Participation Investors’ Dividend Reinvestment and Cash Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Participation Investors

CI6216